UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21078
PIMCO New York Municipal Income Fund II
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Semiannual Report

June 30, 2026

PIMCO California Municipal Income Fund | PCQ | NYSE

PIMCO Municipal Income Fund II | PML | NYSE

PIMCO New York Municipal Income Fund II | PNI | NYSE

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over time, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could potentially lead to decreased liquidity and increased volatility in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, or social unrest could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic, environmental, and political factors.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and

2	PIMCO CLOSED-END FUNDS

policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Funds and their investments.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their net asset value (“NAV”) and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a

SEMIANNUAL REPORT	|	JUNE 30, 2026	3

Important Information About the Funds	(Cont.)

Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO New York Municipal Income Fund II	06/28/02	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information
(“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the SEC’s website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 33-PIMCO. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027. On February 18, 2026, the SEC extended the compliance date for Form N-PORT reporting requirements related to the Names Rule (as defined below) to November 17, 2027 for fund groups with net assets of $10 billion or more.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the

4	PIMCO CLOSED-END FUNDS

rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

SEMIANNUAL REPORT	|	JUNE 30, 2026	5

PIMCO California Municipal Income Fund

Symbol on NYSE - PCQ

Cumulative Returns Through June 30, 2026

(in thousands)
$50.0
40.0
30.0
20.0
10.0
0
06/01
12/13
06/26
FUND'S NET ASSET VALUE $34,228
INDEX $30,860
FUND MARKET PRICE $26,830
SECONDARY INDEX** $11,078

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of June 30, 2026
†
§

Municipal Bonds & Notes

Ad Valorem Property Tax	15.6%

Local or Guaranteed Housing	11.6%

Health, Hospital & Nursing Home Revenue	10.5%

General Fund	8.6%

Special Tax	5.7%

Tobacco Settlement Funded	5.2%

Highway Revenue Tolls	4.8%

Natural Gas Revenue	4.2%

Port, Airport & Marina Revenue	3.8%

Electric Power & Light Revenue	3.8%

College & University Revenue	3.4%

Sales Tax Revenue	3.3%

Lease (Abatement)	1.9%

Special Assessment	1.6%

Water Revenue	1.4%

Charter School Aid	1.0%

Other	1.1%

Loan Participations and Assignments	9.8%

U.S. Government Agencies	2.4%

Non-Agency Mortgage-Backed Securities	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
as of June 30, 2026
(1)

Market Price	$8.97

NAV	$10.09

Premium/(Discount) to NAV	(11.10)%

Market Price Distribution Rate (2)	4.82%

NAV Distribution Rate (2)	4.28%

Total Effective Leverage (3)	39.49%

Average Annual Total Return (1) for the period ended June 30, 2026

	6 Month*	1 Year	5 Year	10 Year	Since launch of Secondary Index 01/25/23	Commencement of Operations (06/29/01)
Market Price	5.26%	9.66%	(9.76)%	(1.24)%	(2.13)%	4.03%
NAV	3.84%	11.92%	(2.00)%	1.49%	2.08%	5.05%
Bloomberg CA Muni 22+ Year Index	4.11%	10.29%	0.08%	2.08%	3.36%	4.61%	♦
ICE California Long Duration Municipal Securities Index**	5.49%	11.99%	—	—	3.01%	—

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

♦
Average Annual Return since 06/30/2001.

* Cumulative return

** Secondary Index refers to ICE California Long Duration Municipal Securities Index. The launch date of the ICE California Long Duration Municipal Securities Index is January 25, 2023.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The indexes are not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the housing sector contributed to performance, as the sector posted positive returns.

»	Exposure to taxable municipals contributed to performance, as taxable municipals posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Yield curve strategies detracted from performance, as interest rate movements were mixed.

»	There were no other material detractors for this Fund.

6	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund II

Symbol on NYSE - PML

Cumulative Returns Through June 30, 2026

(in thousands)
$40.0
30.0
20.0
10.0
0
06/02
06/14
06/26
INDEX
$27,777
FUND'S NET ASSET VALUE
$26,930
FUND MARKET PRICE
$23,195
SECONDARY INDEX
$11,799

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of June 30, 2026
†
§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.0%

Local or Guaranteed Housing	9.8%

Electric Power & Light Revenue	6.8%

Natural Gas Revenue	5.5%

Sales Tax Revenue	5.1%

Income Tax Revenue	4.9%

Lease (Appropriation)	4.7%

Ad Valorem Property Tax	4.4%

Port, Airport & Marina Revenue	4.2%

Industrial Revenue	3.5%

Highway Revenue Tolls	3.3%

Tobacco Settlement Funded	2.7%

Miscellaneous Revenue	2.0%

College & University Revenue	1.9%

Water Revenue	1.7%

Appropriations	1.4%

Charter School Aid	1.1%

Fuel Sales Tax Revenue	1.0%

Economic Development Revenue	1.0%

Other	5.0%

Loan Participations and Assignments	12.1%

U.S. Government Agencies	2.5%

Non-Agency Mortgage-Backed Securities	0.4%

Other	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
as of June 30, 2026
(1)

Market Price	$7.61

NAV	$8.13

Premium/(Discount) to NAV	(6.40)%

Market Price Distribution Rate (2)	6.23%

NAV Distribution Rate (2)	5.83%

Total Effective Leverage (3)	31.09%

Average Annual Total Return (1) for the period ended June 30, 2026

	6 Month*	1 Year	5 Year	10 Year	Since launch of Secondary Index 12/09/2022	Commencement of Operations (06/28/02)
Market Price	4.10%	8.68%	(7.46)%	(0.19)%	(0.50)%	3.62%
NAV	3.35%	9.57%	(2.82)%	1.38%	2.52%	4.21%
Bloomberg Municipal Long 22+ Bond Index	4.01%	9.74%	0.01%	2.09%	4.26%	4.35%	♦
ICE Long Duration National Municipal Securities Index**	4.40%	12.09%	—	—	3.97%	—

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

♦
Average Annual Return since 06/30/2002.

* Cumulative return.

** Secondary Index refers to ICE Long Duration National Municipal Securities Index. The launch date of the ICE Long Duration National Municipal Securities Index is December 9, 2022.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The indexes are not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘’ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the healthcare sector contributed to performance, as the sector posted positive returns.

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the industrial revenue sector contributed to performance, as the sector posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Yield curve strategies detracted from performance, as interest rate movements were mixed.

»	Exposure to the resource recovery sector detracted from performance, as select securities held within the Fund posted negative returns.

SEMIANNUAL REPORT	|	JUNE 30, 2026	7

PIMCO New York Municipal Income Fund II

Symbol on NYSE - PNI

Cumulative Returns Through June 30, 2026

(in thousands)
$30.0
20.0
10.0
0
06/02
06/14
06/26
INDEX
$27,136
FUND'S NET
ASSET VALUE
$23,525
FUND MARKET
PRICE
$19,797
SECONDARY
INDEX
$10,831

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of June 30, 2026
†
§

Municipal Bonds & Notes

Income Tax Revenue	15.1%

Water Revenue	8.7%

College & University Revenue	8.3%

Local or Guaranteed Housing	8.3%

Port, Airport & Marina Revenue	6.9%

Tobacco Settlement Funded	6.6%

Industrial Revenue	5.7%

Health, Hospital & Nursing Home Revenue	5.3%

Electric Power & Light Revenue	4.5%

Ad Valorem Property Tax	4.5%

Highway Revenue Tolls	3.2%

Sales Tax Revenue	2.8%

Miscellaneous Revenue	2.4%

Charter School Aid	2.0%

Lease (Appropriation)	1.8%

Fuel Sales Tax Revenue	1.4%

Other	3.4%

Loan Participations and Assignments	8.8%

Non-Agency Mortgage-Backed Securities	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
as of June 30, 2026
(1)

Market Price	$7.09

NAV	$7.94

Premium/(Discount) to NAV	(10.71)%

Market Price Distribution Rate (2)	4.99%

NAV Distribution Rate (2)	4.46%

Total Effective Leverage (3)	38.92%

Average Annual Total Return (1) for the period ended June 30, 2026

	6 Month*	1 Year	5 Year	10 Year	Since launch of Secondary Index 1/25/23	Commencement of Operations (06/28/02)
Market Price	5.51%	10.99%	(5.54)%	(2.07)%	0.53%	2.93%
NAV	3.85%	10.51%	(3.33)%	0.71%	1.21%	3.63%
Bloomberg NY Muni 22+ Year Index	4.28%	9.88%	-0.06%	1.93%	3.37%	4.24%	♦
ICE New York Long Duration Municipal Securities Index**	3.97%	11.05%	—	—	2.34%	—

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* Cumulative return

♦
Average Annual Return since 06/30/2002.

** Secondary Index refers to ICE New York Long Duration Municipal Securities Index. The launch date of the ICE New York Long Duration Municipal Securities Index is January 25, 2023.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The indexes are not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the education sector contributed to performance, as the sector posted positive returns.

»	Exposure to the industrial revenue sector contributed to performance, as the sector posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Yield curve strategies detracted from performance, as interest rate movements were mixed.

8	PIMCO CLOSED-END FUNDS

Index Descriptions

Index*	Index Description

Bloomberg Municipal Long 22+ Bond Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg CA Muni 22+ Year Index
The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt
bond market.

Bloomberg NY Muni 22+ Year Index
The Bloomberg NY Muni 22+ Year Index is the long maturity New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt
bond market.

ICE California Long Duration Municipal Securities Index
ICE California Long Duration Municipal Securities Index is a subset of the ICE Long Duration National Municipal Securities Index including only securities issued within the State of California. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated US dollar denominated tax-exempt
debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market.

ICE Long Duration National Municipal Securities Index
ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated US dollar denominated tax-exempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market.

ICE New York Long Duration Municipal Securities Index
ICE New York Long Duration Municipal Securities Index is a subset of the ICE Long Duration National Municipal Securities Index including only securities issued within the State of New York. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated US dollar denominated tax-exempt
debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2026	9

Financial Highlights (Consolidated)

		Investment Operations		Less Distributions to Preferred Shareholders (c)			Less Distributions to Common Shareholders (d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period (a)	Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Increase Resulting from Tender of ARPS (c)	Increase resulting from Common Share offering		Offering Cost Charged to Paid in Capital

PIMCO California Municipal Income Fund

01/01/2026 - 06/30/2026+	$9.93	$0.21	$0.17	$0.00	$0.00	$0.38	$(0.22)	$0.00	$0.00	$(0.22)	$0.00	$	N/A	$	N/A

12/31/2025	10.33	0.36	(0.33)	0.00	0.00	0.03	(0.40)	0.00	(0.03)	(0.43)	0.00		N/A		N/A

12/31/2024	10.66	0.37	(0.29)	(0.10)	0.00	(0.02)	(0.27)	0.00	(0.16)	(0.43)	0.12		N/A		N/A

12/31/2023	10.31	0.55	0.57	(0.37)	0.00	0.75	(0.24)	0.00	(0.19)	(0.43)	0.03		N/A		N/A

12/31/2022	14.08	0.65	(3.48)	(0.14)	0.00	(2.97)	(0.59)	(0.02)	(0.19)	(0.80)	0.00		N/A		N/A

12/31/2021	14.28	0.71	(0.12)	(0.01)	0.00	0.58	(0.78)	0.00	0.00	(0.78)	0.00		N/A		N/A

PIMCO Municipal Income Fund II

01/01/2026 - 06/30/2026+	$8.10	$0.21	$0.06	$0.00	$0.00	$0.27	$(0.24)	$0.00	$0.00	$(0.24)	$0.00	$	N/A	$	N/A

12/31/2025	8.56	0.35	(0.34)	0.00	0.00	0.01	(0.37)	0.00	(0.10)	(0.47)	0.00		N/A		N/A

12/31/2024	9.01	0.36	(0.35)	(0.06)	0.00	(0.05)	(0.30)	0.00	(0.17)	(0.47)	0.07		N/A		N/A

12/31/2023	8.76	0.52	0.40	(0.25)	0.00	0.67	(0.30)	0.00	(0.17)	(0.47)	0.05		0.00		0.00

12/31/2022	12.37	0.60	(3.43)	(0.10)	0.00	(2.93)	(0.60)	0.00	(0.11)	(0.71)	0.00		0.03		0.00

12/31/2021	12.42	0.66	0.00	0.00	0.00	0.66	(0.71)	0.00	0.00	(0.71)	0.00		N/A		N/A

PIMCO New York Municipal Income Fund II

01/01/2026 - 06/30/2026+	$7.82	$0.17	$0.13	$0.00	$0.00	$0.30	$(0.18)	$0.00	$0.00	$(0.18)	$0.00	$	N/A	$	N/A

12/31/2025	8.27	0.30	(0.40)	0.00	0.00	(0.10)	(0.32)	0.00	(0.03)	(0.35)	0.00		N/A		N/A

12/31/2024	8.66	0.30	(0.35)	(0.08)	0.00	(0.13)	(0.23)	0.00	(0.12)	(0.35)	0.09		N/A		N/A

12/31/2023	8.29	0.44	0.55	(0.30)	0.00	0.69	(0.23)	0.00	(0.12)	(0.35)	0.03		N/A		N/A

12/31/2022	11.66	0.47	(3.25)	(0.11)	0.00	(2.89)	(0.48)	0.00	0.00	(0.48)	0.00		N/A		N/A

12/31/2021	11.50	0.48	0.17	(0.01)	0.00	0.64	(0.48)	0.00	0.00	(0.48)	0.00		N/A		N/A

10	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders
Net Asset Value End of Year or Period (a)	Market Price End of Year or Period	Total Investment Return (e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses (f)(g)		Expenses Excluding Waivers (f)(g)		Expenses Excluding Interest Expense (f)		Expenses Excluding Interest Expense and Waivers (f)		Net Investment Income (Loss) (f)		Portfolio Turnover Rate

$10.09	$8.97	5.26%	$566,494	3.45	%*	3.45	%*	1.18	%*	1.18	%*	4.34	%*	30%

9.93	8.73	1.42	557,232	4.27		4.27		1.31		1.31		3.73		31

10.33	9.04	1.49	195,996	3.82		3.82		1.31		1.31		3.49		24

10.66	9.32	(35.33)	202,306	2.16		2.16		1.34		1.34		5.43		28

10.31	15.07	(14.34)	195,462	1.78		1.78		1.26		1.26		5.73		28

14.08	18.58	7.99	266,321	1.44		1.44		1.20		1.20		5.05		11

$8.13	$7.61	4.10%	$1,020,633	3.59	%*	3.59	%*	1.15	%*	1.15	%*	5.22	%*	22%

8.10	7.54	(0.97)	1,016,206	4.19		4.19		1.26		1.26		4.34		40

8.56	8.09	2.96	568,780	3.69		3.69		1.22		1.22		4.12		22

9.01	8.30	(2.97)	598,635	2.28		2.28		1.22		1.22		5.97		35

8.76	9.04	(33.71)	578,039	1.77		1.77		1.14		1.14		6.08		33

12.37	14.61	7.47	783,316	1.30		1.30		1.08		1.08		5.32		13

$7.94	$7.09	5.51%	$189,585	3.53	%*	3.53	%*	1.22	%*	1.22	%*	4.39	%*	19%

7.82	6.89	1.24	186,805	4.31		4.31		1.35		1.35		3.83		26

8.27	7.16	(1.12)	92,654	3.91		3.91		1.42		1.42		3.55		27

8.66	7.59	0.12	97,066	2.13		2.13		1.43		1.43		5.34		46

8.29	7.95	(26.06)	92,937	1.93		1.93		1.38		1.38		5.10		42

11.66	11.35	8.87	130,581	1.57		1.57		1.31		1.31		4.18		14

SEMIANNUAL REPORT	|	JUNE 30, 2026	11

Financial Highlights (Consolidated)	(Cont.)

Ratios/Supplemental Data

	ARPS				RVMTP (4)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per RVMTP (5)

PIMCO California Municipal Income Fund
01/01/2026 - 06/30/2026	N/A	N/A	N/A	N/A	$320,900,000	$276,530	$100,000	N/A
12/31/2025	N/A	N/A	N/A	N/A	401,900,000	238,630	100,000	N/A
12/31/2024	N/A	N/A	N/A	N/A	136,600,000	243,460	100,000	N/A
12/31/2023	109,900,000	59,968	25,000	N/A	34,600,000	239,870	100,000	N/A
12/31/2022	120,625,000	58,655	25,000	N/A	24,400,000	234,620	100,000	N/A
12/31/2021	120,625,000	69,408	25,000	N/A	29,300,000	277,630	100,000	N/A

PIMCO Municipal Income Fund II
01/01/2026 - 06/30/2026	N/A	N/A	N/A	N/A	$610,800,000	$267,100	$100,000	N/A
12/31/2025	N/A	N/A	N/A	N/A	732,000,000	238,810	100,000	N/A
12/31/2024	N/A	N/A	N/A	N/A	377,200,000	250,770	100,000	N/A
12/31/2023	239,650,000	66,098	25,000	N/A	124,200,000	264,390	100,000	N/A
12/31/2022	298,275,000	64,345	25,000	N/A	68,700,000	257,380	100,000	N/A
12/31/2021	298,275,000	78,363	25,000	N/A	68,700,000	313,450	100,000	N/A

PIMCO New York Municipal Income Fund II
01/01/2026 - 06/30/2026	N/A	N/A	N/A	N/A	$105,900,000	$279,020	$100,000	N/A
12/31/2025	N/A	N/A	N/A	N/A	131,900,000	241,610	100,000	N/A
12/31/2024	N/A	N/A	N/A	N/A	64,900,000	242,740	100,000	N/A
12/31/2023	51,100,000	61,733	25,000	N/A	14,900,000	246,930	100,000	N/A
12/31/2022	58,000,000	56,845	25,000	N/A	14,900,000	227,380	100,000	N/A
12/31/2021	58,000,000	66,323	25,000	N/A	21,000,000	265,290	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)
Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in each Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)
Auction Rate Preferred Shares (“ARPS”). From August 14, 2001 until November 8, 2024, the Funds had one or more series of ARPS outstanding with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions - Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, interest paid to RVMTP shareholders and the amortization of debt issuance costs of RVMTP Shares. See Note 5, Borrowings and Other Financing Transactions and Note 12, Preferred Shares in the Notes to Financial Statements for more information.

1
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS or RVMTP Shares, bears to the aggregate of the involuntary liquidation preference of ARPS or RVMTP Shares, expressed as a dollar amount per ARPS or RVMTP Share.

2
“Involuntary Liquidating Preference” means the amount to which a holder of ARPS or RVMTP Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

3
Between November 4, 2024 and November 8, 2024, the Funds redeemed each outstanding series of ARPS at the full liquidation preference (i.e., face value) of the ARPS. Prior to this redemption, there was no active trading market for the ARPS and the Fund was not able to reliably estimate what their value would have been in a third-party market sale. The liquidation value of the ARPS represents their liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends.

4	Remarketable Variable Rate MuniFund Term Preferred (“RVMTP”) Shares. Prior to July 14, 2021, certain RVMTP Shares were Variable Rate MuniFund Term Preferred Shares. See Note 12, Preferred Shares.
5
The RVMTP Shares have no readily ascertainable market value. The liquidation value of the RVMTP Shares represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 12, Preferred Shares in the Notes to Financial Statements for more information.

12	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	June 30, 2026	(Unaudited)

(Amounts in thousands † , except per share amounts)	PIMCO California Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO New York Municipal Income Fund II

Assets:

Investments, at value
Investments in securities	$1,011,090	$1,872,923	$328,010
Cash	11,988	4,949	1,477
Receivable for investments sold	1,377	200	0
Interest and/or dividends receivable	9,211	21,775	3,341
Total Assets	1,033,666	1,899,847	332,828

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$49,266	$126,361	$15,167
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	320,756	610,524	105,797
Payable for investments purchased	0	200	469
Payable for unfunded loan commitments	94,164	135,167	20,680
Distributions payable to common shareholders	2,021	4,956	705
Accrued management fees	511	914	178
Other liabilities	454	1,092	247
Total Liabilities	467,172	879,214	143,243

Commitments and Contingent Liabilities ^

Net Assets Applicable to Common Shareholders	$566,494	$1,020,633	$189,585

Net Assets Applicable to Common Shareholders Consist of:

Par value ^^	$1	$1	$0
Paid in capital in excess of par	632,976	1,244,565	232,490
Distributable earnings (accumulated loss)	(66,483)	(223,933)	(42,905)

Net Assets Applicable to Common Shareholders	$566,494	$1,020,633	$189,585

Net Asset Value Per Common Share (a)	$10.09	$8.13	$7.94

Common Shares Outstanding	56,133	125,468	23,885

Cost of investments in securities	$1,006,693	$1,879,641	$331,348

** Includes unamortized debt issuance cost of	$144	$276	$103

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	JUNE 30, 2026	13

Consolidated Statements of Operations

Six Months Ended June 30, 2026 (Unaudited)
(Amounts in thousands † )	PIMCO California Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO New York Municipal Income Fund II

Investment Income:

Interest	$21,432	$44,057	$7,305

Miscellaneous income	0	0	3
Total Income	21,432	44,057	7,308

Expenses:

Management fees	3,139	5,607	1,089
Trustee fees and related expenses	26	56	10
Interest expense	6,241	12,220	2,132
Auction agent fees and commissions	2	3	1
Auction rate preferred shares related expenses	30	30	30
Miscellaneous expense	45	67	0
Total Expenses	9,483	17,983	3,262

Net Investment Income (Loss)	11,949	26,074	4,046

Net Realized Gain (Loss):

Investments in securities	136	(2,861)	(1,301)

Net Realized Gain (Loss)	136	(2,861)	(1,301)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,302	10,950	4,263

Net Change in Unrealized Appreciation (Depreciation)	9,302	10,950	4,263

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,387	$34,163	$7,008

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$21,387	$34,163	$7,008

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO California Municipal Income Fund		PIMCO Municipal Income Fund II		PIMCO New York Municipal Income Fund II

(Amounts in thousands † )	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,949	$12,482	$26,074	$31,808	$4,046	$4,881
Net realized gain (loss)	136	(4,832)	(2,861)	(25,172)	(1,301)	(3,053)
Net change in unrealized appreciation (depreciation)	9,302	25,121	10,950	27,704	4,263	4,593

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	21,387	32,771	34,163	34,340	7,008	6,421

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(12,125)	(13,879)	(29,736)	(34,491)	(4,228)	(5,297)
Tax basis return of capital	0	(1,008)	0	(8,673)	0	(541)

Total Distributions to Common Shareholders (a)	(12,125)	(14,887)	(29,736)	(43,164)	(4,228)	(5,838)

Common Share Transactions*:

Net proceeds from reorganization (b)	0	343,352	0	456,090	0	93,568
Issued as reinvestment of distributions	0	0	0	160	0	0

Net increase (decrease) resulting from common share transactions	0	343,352	0	456,250	0	93,568

Total increase (decrease) in net assets applicable to common shareholders	9,262	361,236	4,427	447,426	2,780	94,151

Net Assets Applicable to Common Shareholders:

Beginning of period	557,232	195,996	1,016,206	568,780	186,805	92,654
End of period	$566,494	$557,232	$1,020,633	$1,016,206	$189,585	$186,805

* Common Share Transactions:

Shares issued in reorganization (b)	0	37,152	0	58,974	0	12,676
Shares issued as reinvestment of distributions	0	0	0	19	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information
.

(b)	See Note 16, Reorganization, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	JUNE 30, 2026	15

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2026 (Unaudited)
(Amounts in thousands†)	PIMCO California Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO New York Municipal Income Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$21,387	$34,163	$7,008

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(253,204)	(405,198)	(54,106)
Proceeds from sales of long-term securities	289,213	430,284	64,719
(Purchases) Proceeds from sales of short-term portfolio investments, net	0	(14,337)	0
(Increase) decrease in receivable for investments sold	(1,377)	(192)	0
(Increase) decrease in interest and/or dividends receivable	1,342	(1,003)	94
Increase (decrease) in payable for investments purchased	0	200	469
Increase (decrease) in accrued management fees	(81)	(136)	(27)
Proceeds from short sales transactions	26,919	0	0
Payments on short sales transactions	(26,919)	0	0
Increase (decrease) in other liabilities	(64)	(116)	(21)
Net Realized (Gain) Loss
Investments in securities	(136)	2,861	1,301
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(9,302)	(10,950)	(4,263)
Net amortization (accretion) on investments	(2,167)	(3,490)	(285)
Amortization of debt issuance cost	49	110	25

Net Cash Provided by (Used for) Operating Activities	45,660	32,196	14,914

Cash Flows Received from (Used for) Financing Activities:
Cash distributions paid to common shareholders*	(12,125)	(29,736)	(4,228)
Proceeds from tender option bond transactions	65,320	157,085	20,000
Payments on tender option bond transactions	(16,054)	(38,292)	(4,833)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	(81,000)	(121,200)	(26,000)

Net Cash Received from (Used for) Financing Activities	(43,859)	(32,143)	(15,061)

Net Increase (Decrease) in Cash and Foreign Currency	1,801	53	(147)

Cash and Foreign Currency:

Beginning of period	10,187	4,896	1,624
End of period	$11,988	$4,949	$1,477

* Reinvestment of distributions to common shareholders	$0	$0	$0

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$5,966	$11,219	$1,956
Non-Cash Payment In-Kind	$0	$237	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO California Municipal Income Fund	June 30, 2026	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 17.6%

California Housing Finance Agency
TBD% due 04/01/2044 «µ	$9,061	$9,061
TBD% - 5.700% due 04/01/2028 «µ	1,899	1,894
TBD% - 5.710% due 04/01/2028 «µ	4,298	4,284
TBD% - 5.760% due 04/01/2028 «µ	2,439	2,430
TBD% - 5.780% due 04/01/2028 «µ	2,372	2,366
TBD% - 5.790% due 04/01/2028 «µ	2,600	2,591
TBD% - 5.840% due 04/01/2028 «µ	1,923	1,918

California Municipal Finance Authority
TBD% due 09/01/2028 «µ	1,493	1,493
TBD% due 07/01/2029 «µ	5,497	5,497
TBD% due 01/01/2030 «µ	4,648	4,648
TBD% due 04/01/2030 «µ	17,500	17,500
TBD% due 09/01/2043 «µ	3,019	3,019
TBD% due 07/01/2044 «µ	1,407	1,408
TBD% due 01/01/2045 «µ(e)	847	847
TBD% due 01/01/2045 «µ	3,500	3,500
TBD% due 02/01/2045 «µ	8,900	8,900
TBD% due 04/01/2045 «µ	7,500	7,500
TBD% - 5.940% due 09/01/2028 «µ	5,500	5,493
TBD% - 6.470% due 04/01/2030 «µ	10,000	10,000
TBD% - 6.490% due 07/01/2029 «µ	2,570	2,571
TBD% - 6.550% due 01/01/2030 «µ	2,500	2,500

Total Loan Participations and Assignments (Cost $99,474)		99,420

MUNICIPAL BONDS & NOTES 156.1%

ARIZONA 0.0%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050 ^(a)	2,520	2

CALIFORNIA 142.2%

Alameda Corridor Transportation Authority, California Revenue Bonds, (AGM Insured), Series 2024
0.000% due 10/01/2052 (b)	6,500	1,896

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2049 (c)	8,500	5,153

Alhambra Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2047	870	936

Anaheim City School District, California General Obligation Bonds, (BAM Insured), Series 2023
4.250% due 08/01/2050	7,500	7,503

Anaheim Union High School District, California General Obligation Bonds, Series 2025
4.375% due 08/01/2046	5,000	5,123

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (b)	2,000	676

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2047	3,000	2,958

Bay Area Toll Authority, California Revenue Bonds, Series 2023
2.500% due 04/01/2055	8,000	8,000
2.700% due 04/01/2055	14,450	14,450

Bay Area Toll Authority, California Revenue Bonds, Series 2024
2.500% due 04/01/2059	12,725	12,725

Butte-Glenn Community College District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2047	4,430	4,379

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 12/01/2032 (d)	10,000	10,296

California Community Choice Financing Authority Revenue Bonds, Series 2025
5.000% due 10/01/2055	3,500	3,601
5.000% due 01/01/2056	7,020	7,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Choice Financing Authority Revenue Bonds, Series 2026
5.000% due 04/01/2056	$10,000	$10,760

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	3,000	2,316

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2042	5,035	5,043
6.125% due 06/01/2038	1,950	1,953

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	20,000	3,164

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	13,375	2,333

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	1,250	1,229

California Educational Facilities Authority Revenue Bonds, Series 2023
5.500% due 10/01/2053	3,500	3,512

California Educational Facilities Authority Revenue Bonds, Series 2025
5.000% due 04/01/2042	750	840
5.000% due 04/01/2044	1,000	1,106
5.000% due 04/01/2045	1,050	1,150

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	9,300	9,304

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046	5,920	5,936
5.000% due 08/15/2055	7,275	7,282

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	4,120	4,105
4.000% due 11/01/2044	3,000	2,905

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	5,000	4,759

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.000% due 08/15/2041	750	848
5.000% due 08/15/2042	975	1,094
5.000% due 08/15/2043	750	838
5.000% due 08/15/2044	1,675	1,854
5.000% due 08/15/2045	1,400	1,532

California Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 2024
4.000% due 10/01/2039	3,000	3,058
4.330% due 02/01/2042	3,000	3,010

California Housing Finance Agency Revenue Bonds, (HUD Insured), Series 2024
5.970% due 11/01/2053	5,750	5,778

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	3,800	3,799
6.000% due 03/01/2053	5,850	5,919
7.000% due 03/01/2053	1,500	1,496

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	16,500	1,628
4.000% due 11/01/2045	850	824
4.000% due 11/01/2050	860	787
4.000% due 11/01/2055	915	808

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	5,000	5,073

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2041	500	505

California Municipal Finance Authority Revenue Bonds, (FNMA Insured), Series 2025
4.700% due 07/01/2041	2,890	3,026

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	1,500	1,532

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	$2,620	$2,520
4.000% due 09/01/2050 (e)	3,900	3,264

California Municipal Finance Authority Revenue Bonds, Series 2024
5.750% due 05/01/2054	435	441
5.875% due 05/01/2059	390	397
6.000% due 01/01/2039	6,000	6,292

California Municipal Finance Authority Revenue Bonds, Series 2025
3.536% due 02/20/2041	4,198	3,951
3.537% due 02/20/2041	2,963	2,705
4.326% due 11/20/2040	4,972	4,962
5.250% due 01/01/2045	2,560	2,621

California Municipal Finance Authority Revenue Bonds, Series 2026
5.000% due 09/01/2040	1,600	1,785

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (e)	5,125	4,929

California Municipal Finance Authority Special Tax Bonds, Series 2024
5.000% due 09/01/2049	785	805
5.000% due 09/01/2054	1,325	1,340
5.125% due 09/01/2059	1,250	1,272

California Municipal Finance Authority Special Tax Bonds, Series 2025
5.000% due 09/01/2055	2,000	2,024

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	7,750	8,032

California Public Finance Authority Revenue Bonds, Series 2024
2.350% due 08/01/2051	1,560	1,560
2.350% due 08/01/2054	1,015	1,015

California School Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2059	1,200	1,211

California School Finance Authority Revenue Bonds, Series 2025
5.000% due 07/01/2045	1,760	1,791
5.000% due 07/01/2055	2,700	2,662

California State General Obligation Bonds, Series 2003
2.700% due 05/01/2033	8,040	8,040

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	7,500	7,501

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2040	2,350	2,389

California State General Obligation Bonds, Series 2022
4.000% due 04/01/2049	4,000	3,988

California State General Obligation Bonds, Series 2023
4.000% due 09/01/2043	5,400	5,489

California State General Obligation Bonds, Series 2026
5.000% due 08/01/2056 (d)	10,000	10,680
5.000% due 12/01/2056 (d)	10,000	10,691
5.000% due 08/01/2057 (d)	10,320	10,995
5.250% due 10/01/2051 (d)	25,000	27,641

California State Public Works Board Revenue Bonds, Series 2025
5.000% due 04/01/2046	2,000	2,182

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2043	295	295

California State University Revenue Bonds, Series 2023
5.000% due 11/01/2044	3,000	3,294

California Statewide Communities Development Authority Bonds, Series 2024
4.000% due 10/01/2042	3,650	3,579

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	3,050	3,131

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2040	1,000	1,005

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	17

Consolidated Schedule of Investments	PIMCO California Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2043	$1,700	$1,705

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2025
5.000% due 07/01/2050	3,800	3,976

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	3,000	3,000
5.000% due 12/01/2046	11,400	11,403
5.250% due 12/01/2056	7,300	7,302

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 03/01/2042	2,500	2,326
4.000% due 07/01/2048	2,850	2,672
4.000% due 12/01/2053	230	206
4.000% due 12/01/2057	4,000	3,552

California Statewide Communities Development Authority Revenue Bonds, Series 2019
4.250% due 11/01/2059	5,135	4,521

California Statewide Communities Development Authority Revenue Bonds, Series 2024
5.000% due 12/01/2049	6,045	6,379

California Statewide Communities Development Authority Special Assessment Bonds, Series 2024
5.000% due 09/02/2044	3,175	3,348

California Statewide Communities Development Authority Special Assessment Bonds, Series 2026
5.000% due 09/02/2056	1,800	1,815

California Statewide Communities Development Authority Special Tax Bonds, Series 2025
4.625% due 09/02/2050	2,100	2,089
4.750% due 09/02/2055	1,930	1,931
5.000% due 09/02/2050	5,000	5,166
5.125% due 09/01/2050	2,440	2,490

California Statewide Communities Development Authority Special Tax Bonds, Series 2026
5.000% due 09/02/2051	2,300	2,370

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	1,870	1,906

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	3,800	3,732

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (b)	1,395	958
0.000% due 08/01/2037 (b)	1,000	653
0.000% due 08/01/2038 (b)	1,300	807
0.000% due 08/01/2039 (b)	1,600	944
0.000% due 08/01/2040 (b)	1,400	787
0.000% due 08/01/2041 (b)	1,935	1,036
0.000% due 08/01/2042 (b)	1,500	764
0.000% due 08/01/2043 (b)	1,750	849
0.000% due 08/01/2044 (b)	1,405	647
0.000% due 08/01/2046 (b)	1,500	623

City of California, Eureka City Schools, General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2049	5,000	4,766

Clovis Unified School District, California General Obligation Bonds, Series 2025
5.000% due 08/01/2050	2,000	2,109

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
3.000% due 08/01/2056	5,000	3,553

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	3,460	3,172

Corona Community Facilities District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2044	725	757
5.000% due 09/01/2049	1,600	1,633

Corona Norco Unified School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2047	4,900	4,796

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 02/01/2057	1,500	1,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 10/01/2046	$1,245	$1,031

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	6,000	4,222

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	1,000	1,042

El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034	6,855	6,868

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	3,670	3,671

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	3,890	3,890

Fontana Unified School District, California General Obligation Bonds, Series 2025
5.000% due 08/01/2042	1,500	1,698
5.000% due 08/01/2043	1,595	1,796
5.000% due 08/01/2044	1,500	1,673

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	2,500	2,292

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	2,800	2,802

Fresno Unified School District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2046	7,140	6,975

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	30,000	3,109

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	4,970	4,988

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	8,050	8,061

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2045	6,650	6,614
5.000% due 07/01/2061	1,100	1,013

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
4.000% due 09/01/2058	2,000	1,871

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
2.500% due 10/01/2041	8,065	8,065

Irvine, California Special Assessment Bonds, Series 2007
2.550% due 09/02/2032	6,751	6,751

Lancaster County Hospital Authority, California Revenue Bonds, (BAM Insured), Series 2024
4.000% due 05/01/2049	4,000	3,897

Local Public Schools Funding Authority School Improvement District, California General Obligation Bonds, (BAM Insured), Series 2025
5.000% due 08/01/2042	800	893
5.000% due 08/01/2043	2,000	2,221
5.000% due 08/01/2044	1,535	1,688

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,033
5.500% due 11/15/2037	7,500	8,600

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2023
4.000% due 08/01/2053	1,250	1,179

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	4,685	4,687

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2048	1,800	1,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2021
5.000% due 05/15/2046	$6,500	$6,703

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.500% due 05/15/2035	8,000	8,913

Los Angeles Unified School District, California General Obligation Bonds, Series 2025
5.000% due 07/01/2042	1,700	1,914

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	20,855	25,812
7.000% due 11/01/2034	3,285	3,965

Manteca Unified School District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2045	2,680	2,681

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	6,000	5,884

Mountain House Community Facilities District, California Special Tax Bonds, Series 2025
5.000% due 09/01/2045	1,255	1,290
5.000% due 09/01/2050	2,130	2,159

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2051	1,400	1,359

Orange County, California Community Facilities District Special Tax Bonds, Series 2023
5.500% due 08/15/2048	1,000	1,052
5.500% due 08/15/2053	1,700	1,776

Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (b)	11,000	6,646
0.000% due 08/01/2046 (b)	16,000	6,763

Rancho Cordova, California Special Tax Bonds, Series 2025
5.000% due 09/01/2040	280	293
5.000% due 09/01/2045	585	605
5.000% due 09/01/2055	1,085	1,097

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2007
2.700% due 05/15/2032	2,745	2,745

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
2.700% due 05/15/2047	2,775	2,775

Richmond, California Wastewater Revenue Bonds, Series 2019
4.000% due 08/01/2049	4,000	3,854

River Islands Public Financing Authority, California Special Tax Bonds, (AGM Insured), Series 2022
4.250% due 09/01/2047	3,000	2,934

River Islands Public Financing Authority, California Special Tax Bonds, Series 2022
5.750% due 09/01/2052	2,250	2,316

River Islands Public Financing Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,500	1,484

River Islands Public Financing Authority, California Special Tax Bonds, Series 2025
4.750% due 09/01/2045	3,405	3,421

Riverside County, California Transportation Commission Revenue Bonds, Series 2013
0.000% due 06/01/2042 (b)	3,000	1,523

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2038	1,125	1,163
4.000% due 06/01/2047	5,565	5,471

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2042	5,000	5,175
5.000% due 09/01/2047	1,350	1,373

San Diego Housing Authority, Inc., California Revenue Bonds,(HUD Insured), Series 2024
4.200% due 06/01/2040	5,910	5,939

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Unified School District, California General Obligation Bonds, Series 2020
4.000% due 07/01/2050	$1,900	$1,865

San Diego Unified School District, California General Obligation Bonds, Series 2023
5.000% due 07/01/2048	4,000	4,275

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.250% due 05/01/2042	5,000	5,059

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	7,750	7,845

San Francisco, California City & County Revenue Bonds, (FNMA Insured), Series 2025
5.000% due 02/01/2046	3,800	4,038

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2039	2,500	2,501

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	3,800	3,965

San Joaquin Delta Community College District, California General Obligation Bonds, Series 2026
5.000% due 08/01/2051	10,000	10,822

San Joaquin Valley Clean Energy Authority, California Revenue Bonds, Series 2025
5.500% due 01/01/2056	6,000	6,675

San Juan Unified School District, California General Obligation Bonds, Series 2024
4.000% due 08/01/2049	5,000	4,911

San Mateo Joint Powers Financing Authority, California Revenue Bonds, Series 2018
4.000% due 07/15/2052	5,000	4,837

Santa Clarita Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2046	6,000	5,909

Santa Monica, California Community College District General Obligation Bonds, Series 2022
4.000% due 08/01/2045	3,500	3,518

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (b)	2,650	1,529

Soquel Union Elementary School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2046	3,150	3,128

South San Francisco Unified School District, California General Obligation Bonds, Series 2023
4.000% due 09/01/2052	2,000	1,947

South San Francisco Unified School, California General Obligation Bonds, Series 2023
4.000% due 09/01/2048	2,000	1,973

Southern California Public Power Authority Revenue Bonds, Series 2020
2.650% due 07/01/2036	3,300	3,300

Tejon Ranch Public Facilities Finance Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,950	1,973

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	55,380	9,270

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	12,995	1,940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (b)	$10,000	$1,843
5.000% due 06/01/2048	8,020	8,069

University of California Revenue Bonds, Series 2013
2.500% due 05/15/2048	9,400	9,400

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2048	5,000	5,120

Washington Township Health Care District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2045	8,000	7,558

Washington Township Health Care District, California General Obligation Bonds, Series 2023
5.500% due 08/01/2053	4,120	4,427

		805,592

FLORIDA 0.8%

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2022
5.000% due 07/01/2050	4,500	4,684

MULTI-STATE 0.9%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
3.541% due 11/25/2038	5,486	5,208

NEW HAMPSHIRE 1.8%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.817% due 12/20/2036	5,584	5,654

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
3.923% due 07/20/2039	4,638	4,525

		10,179

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	1,940	0

OHIO 0.8%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	18,700	1,271
5.000% due 06/01/2055	4,100	3,216

		4,487

PUERTO RICO 7.8%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	62,700	2,602

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	3,522	2,536
1.000% due 11/01/2051	5,668	4,159

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (b)	3,500	2,568
4.000% due 07/01/2041	3,500	3,412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	$7,700	$2,878
0.000% due 07/01/2051 (b)	59,750	16,242

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	9,656	9,469

		43,866

TEXAS 1.3%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(a)	1,350	68
12.000% due 12/01/2045 ^(a)	2,300	115

Denton Essential Investments Public Facility Corp.
6.697% due 01/01/2059 «	2,900	2,778

Denton, Texas Essential Investments Public Facility Corp.
7.095% due 06/02/2059 «	4,400	4,416

		7,377

VIRGINIA 0.5%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	51,000	1,453
5.500% due 07/01/2044	1,500	1,255

		2,708

Total Municipal Bonds & Notes (Cost $880,051)		884,103

U.S. GOVERNMENT AGENCIES 4.3%

Federal Home Loan Mortgage Corp.
3.600% due 12/01/2040	1,948	1,824
3.720% due 01/01/2041	5,659	5,374
3.850% due 02/01/2038 - 07/01/2041	13,366	12,843
4.080% due 06/01/2033	3,513	3,503

Federal Home Loan Mortgage Corp. Multifamily ML Certificates
3.541% due 01/25/2043 ~	1,400	933

Total U.S. Government Agencies (Cost $24,078)		24,477

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

FIAC
7.000% due 07/01/2049 «	3,100	3,090

Total Non-Agency Mortgage-Backed Securities (Cost $3,090)		3,090

Total Investments in Securities (Cost $1,006,693)		1,011,090

Total Investments 178.5% (Cost $1,006,693)		$1,011,090

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (56.6)%		(320,756)

Other Assets and Liabilities, net (21.9)%		(123,840)

Net Assets Applicable to Common Shareholders 100.0%		$566,494

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	19

Consolidated Schedule of Investments	PIMCO California Municipal Income Fund	(Cont.)	June 30, 2026	(Unaudited)

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority	0.000%	01/01/2045	06/24/2026	$847	$847	0.15%
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000	09/01/2050	08/03/2022	3,555	3,264	0.58
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	02/18/2025	4,875	4,929	0.87

				$9,277	$9,040	1.60%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June
 30, 2026 in valuing the Fund’s assets and
 liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$99,420	$99,420
Municipal Bonds & Notes
Arizona	0	2	0	2
California	0	805,592	0	805,592
Florida	0	4,684	0	4,684
Multi-State	0	5,208	0	5,208
New Hampshire	0	10,179	0	10,179
Ohio	0	4,487	0	4,487

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Puerto Rico	$0	$43,866	$0	$43,866
Texas	0	183	7,194	7,377
Virginia	0	2,708	0	2,708
U.S. Government Agencies	0	24,477	0	24,477
Non-Agency Mortgage-Backed Securities	0	0	3,090	3,090

Total Investments	$0	$901,386	$109,704	$1,011,090

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 12/31/2025	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$38,613	$74,882	$(14,023)	$(1)	$(1)	$(50)	$0	$0	$99,420	$0
Municipal Bonds & Notes (2)
Texas	7,362	0	0	0	0	(168)	0	0	7,194	(122)
Non-Agency Mortgage-Backed Securities	0	3,090	0	0	0)	0	0	0	3,090	0

Totals	$45,975	$77,972	$(14,023)	$(1)	$(1)	$(218)	$0	$0	$109,704	$(122)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$34,551	Discounted Cash Flow	Discount Rate	6.320-7.470	6.566
	59,799	Discounted Cash Flow	Discount Rate	100.000	—
	5,070	Recent Transaction	Commitment	100.000	—
Municipal Bonds & Notes	7,194	Discounted Cash Flow	Discount Rate	6.740-7.430	—
Non-Agency Mortgage-Backed Securities	3,090	Recent Transaction	Purchase Price	99.684	—

Total	$1,09,704

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Loans to Municipal Bonds & Notes since prior fiscal year.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Municipal Income Fund II	June 30, 2026	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%

Alaska Housing Finance Corporation
7.120% due 04/01/2043 «	$7,374	$7,132

AM Bidco Operations LLC
TBD% - 8.500% due 10/21/2027 «µ(f)	6,267	4,812

Asheville Housing Authority
TBD% due 01/01/2043 «µ	4,495	4,494
TBD% - 6.500% due 01/01/2043 «µ	4,900	4,875

California Housing Finance Agency
TBD% due 04/01/2044 «µ	14,465	14,466
TBD% - 5.700% due 04/01/2028 «µ	3,480	3,471
TBD% - 5.710% due 04/01/2028 «µ	3,868	3,856
TBD% - 5.760% due 04/01/2028 «µ	4,507	4,491
TBD% - 5.780% due 04/01/2028 «µ	4,373	4,361
TBD% - 5.790% due 04/01/2028 «µ	4,900	4,884
TBD% - 5.840% due 04/01/2028 «µ	3,538	3,529

California Municipal Finance Authority
TBD% due 09/01/2028 «µ	2,763	2,763
TBD% due 07/01/2029 «µ	9,933	9,933
TBD% due 04/01/2030 «µ	20,000	20,000
TBD% due 09/01/2043 «µ	3,183	3,183
TBD% due 07/01/2044 «µ	2,543	2,543
TBD% due 01/01/2045 «µ	5,000	5,000
TBD% due 02/01/2045 «µ	13,350	13,350
TBD% due 04/01/2045 «µ	5,000	5,000
TBD% - 5.940% due 09/01/2028 «µ	5,800	5,793
TBD% - 6.470% due 04/01/2030 «µ	15,000	15,000
TBD% - 6.490% due 07/01/2029 «µ	4,645	4,645

Illinois Housing Development Authority
4.280% due 10/01/2040 «(f)	2,831	2,552

Industrial Development Board of The City of Kingsport
TBD% due 06/01/2027 «µ	989	988
TBD% - 6.460% due 06/01/2027 «µ	2,181	2,175
6.200% due 12/01/2042 «	5,848	5,745

Inlivian
TBD% due 12/12/2041 «µ	500	500
TBD% - 9.710% due 11/01/2027 «~µ	7,400	7,404
6.322% due 01/01/2067 «	9,400	9,352

Louisiana Housing Finance Agency
TBD% due 01/01/2044 «µ	735	735
TBD% - 6.500% due 06/01/2028 «µ	5,880	5,829

Oklahoma Housing Finance Agency
7.250% due 10/31/2026 «	14,335	14,308

Phoenix Industrial Development Authority
TBD% due 11/01/2026 «µ	2,200	2,200
TBD% - 6.476% due 10/26/2063 «~µ	11,100	11,334

The Health, Educational and Housing Facility Board of the County of Knox
4.200% due 10/01/2041 «(f)	10,022	8,868

Vermont Housing Finance Agency
7.057% due 01/01/2043 «	4,394	4,239
7.443% due 07/01/2043 «	2,100	2,100

Total Loan Participations and Assignments (Cost $227,051)		225,910

MUNICIPAL BONDS & NOTES 156.1%

ALABAMA 5.4%

Baldwin County, Alabama Industrial Development Authority Revenue Bonds, Series 2025
4.625% due 06/01/2055	1,100	1,123
5.000% due 06/01/2055	3,800	3,951

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2025
5.000% due 10/01/2035	12,615	13,190

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2026
5.000% due 01/01/2034	10,000	10,490

Huntsville Public Building Authority, Alabama Revenue Bonds, Series 2022
5.000% due 02/01/2047	1,000	1,042

Irondale Public Building Authority, Alabama Revenue Bonds, Series 2024
4.000% due 10/01/2049	6,215	5,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferson County, Alabama Sewer Revenue Bonds, Series 2024
5.250% due 10/01/2049	$10,000	$10,446

Mobile County, Alabama Industrial Development Authority Revenue Bonds, Series 2024
5.000% due 06/01/2054	4,490	4,516

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2025
5.000% due 01/01/2056	4,785	4,887

		55,423

ALASKA 0.7%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	4,695	4,860

Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	19,400	2,259

		7,119

ARIZONA 11.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050 ^(a)	4,800	5

Arizona Industrial Development Authority Revenue Bonds, Series 2025
0.000% due 01/01/2059 (d)	6,557	3,282
5.125% due 01/01/2059	3,479	2,985

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055 ^	4,700	3,760

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	3,000	2,995

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	21,865	20,816

Maricopa County, Arizona School District No 83, Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	16,320	15,012

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2025
5.250% due 01/01/2055 (e)	25,000	26,870

Salt Verde Financial Corp. Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	4,930	5,231
5.000% due 12/01/2037	34,000	35,834

		116,790

ARKANSAS 0.9%

Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (c)	5,500	3,644

Arkansas Development Finance Authority Revenue Bonds, Series 2022
5.450% due 09/01/2052	350	358

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.500% due 07/01/2048	5,000	5,608

		9,610

CALIFORNIA 3.3%

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 12/01/2032 (e)	11,400	11,738

California Community Choice Financing Authority Revenue Bonds, Series 2025
5.000% due 10/01/2055	2,900	2,983

California Housing Finance Revenue Bonds, Series 2024
6.000% due 03/01/2053	9,700	9,815

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	$1,810	$1,810

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	12,500	1,296

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	1,310	1,377
6.500% due 11/01/2039	3,750	4,641

		33,660

COLORADO 6.4%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 01/01/2040	10,000	9,882
4.000% due 11/15/2043	14,910	14,534
4.000% due 08/01/2049	8,000	7,193
5.000% due 08/01/2044	6,015	6,158

Colorado Health Facilities Authority Revenue Bonds, Series 2025
5.125% due 12/01/2055	3,500	3,534

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	3,945	3,361

Crowfoot Valley Ranch Metropolitan District No 2, Colorado General Obligation Bonds, (BAM Insured), Series 2024
4.250% due 12/01/2049	2,000	1,903
4.375% due 12/01/2054	2,000	1,894

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	4,723	4,889

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	6,000	6,033

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	2,430	2,930

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,050	2,011

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,275	1,031

		65,353

CONNECTICUT 2.6%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
2.600% due 07/01/2057	5,000	5,000
2.750% due 07/01/2057	15,355	15,355

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2022
5.000% due 07/01/2047	5,680	5,903

		26,258

DISTRICT OF COLUMBIA 0.8%

District of Columbia Revenue Bonds, Series 2022
5.500% due 02/29/2036	1,625	1,823
5.500% due 08/31/2036	1,800	2,029
5.500% due 02/28/2037	1,850	2,089

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2024
5.000% due 10/01/2040	1,750	1,875

		7,816

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	21

Consolidated Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 8.1%

Babcock Ranch Community Independent Special District, Florida Special Assessment Bonds, Series 2022
5.000% due 05/01/2042	$1,230	$1,263

Central Florida Expressway Authority Revenue Bonds, Series 2017
4.000% due 07/01/2041	6,240	6,241

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2051	6,000	5,001

Florida Development Finance Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 07/01/2044	1,200	1,189
5.250% due 07/01/2047	5,295	5,281

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2050	7,150	6,430

Kissimmee, Florida Revenue Bonds, Series 2024
4.000% due 10/01/2049	2,125	1,994

Lakes of Sarasota Community Development District, Florida Revenue Bonds, Series 2018
5.000% due 07/01/2041	10,000	10,258

Miami-Dade County, Florida Aviation Revenue Notes, Series 2024
5.000% due 10/01/2034	600	667

Miami-Dade County, Florida Housing Finance Authority Revenue Bonds, (FNMA Insured), Series 2025
4.880% due 03/01/2046	2,500	2,589

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	992
4.000% due 07/01/2046	1,000	958

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2022
5.000% due 07/01/2050	8,000	8,327

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	5,000	4,626

Miami-Dade Seaport Department, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2047	7,250	7,429

Orlando Utilities Commission
5.000% due 10/01/2051 (e)	15,000	15,984

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,750	3,415

		82,644

GEORGIA 6.7%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	3,898

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035 ^(a)	7,100	3,195

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	10,000	10,004

Gainesville & Hall County, Georgia Hospital Authority Revenue Bonds, Series 2021
4.000% due 02/15/2051	3,800	3,466

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2055	5,000	5,336

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	35,680	35,681

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	874
5.000% due 01/01/2038	1,500	1,540
5.000% due 01/01/2049	2,000	2,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.000% due 07/01/2052	$2,000	$2,044

		68,048

ILLINOIS 10.2%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	11,000	10,437

Chicago O’Hare International Airport, Illinois Revenue Bonds, (AGM Insured), Series 2020
4.000% due 01/01/2039	3,000	3,037

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2047	5,000	5,015

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2024
5.250% due 01/01/2048	9,530	9,884

Cook County, Illinois School District No 28 General Obligation Bonds, Series 2025
5.000% due 12/01/2050	2,585	2,690

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(a)	3,683	110

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	12,000	12,266

Illinois Finance Authority Revenue Bonds, Series 2026
6.500% due 03/01/2055	4,090	3,852

Illinois Finance Authority Revenue Notes, Series 2024
5.000% due 11/15/2034	4,500	4,955

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	6,175	6,245
5.000% due 05/01/2041	3,000	3,060

Illinois State General Obligation Bonds, Series 2024
5.250% due 05/01/2048	3,750	3,902

Illinois State General Obligation Bonds, Series 2025
5.000% due 09/01/2042	2,400	2,555

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	12,500	12,513

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (c)	10,000	2,952

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (c)	1,000	691
0.000% due 12/15/2036 (c)	1,750	1,182
0.000% due 06/15/2037 (c)	1,000	658

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038	15,400	15,914

Sales Tax Securitization Corp. Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	2,750	2,498

		104,416

INDIANA 2.7%

Indiana Finance Authority Revenue Bonds, Series 2012
4.250% due 11/01/2030	5,650	5,835

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(a)	6,115	1

Indiana Finance Authority Revenue Bonds, Series 2025
5.000% due 10/01/2057	9,500	10,633

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	2,000	1,844

Indiana Housing & Community Development Authority Revenue Bonds, Series 2016
6.250% due 07/01/2056	2,080	2,030

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
6.000% due 03/01/2053	4,500	4,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indianapolis, Indiana Revenue Bonds, Series 2016
6.250% due 07/01/2056	$2,080	$2,036

		27,085

IOWA 2.6%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
5.000% due 12/01/2050	21,200	23,992

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	3,575	3,039

		27,031

KANSAS 0.0%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(a)	639	58

KENTUCKY 1.1%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,220	1,234

Kentucky Public Energy Authority Revenue Notes, Series 2025
5.000% due 05/01/2036	7,000	7,382

Warren County, Kentucky Revenue Bonds, Series 2024
5.250% due 04/01/2049	2,500	2,621

		11,237

LOUISIANA 4.2%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	15,000	14,711

Louisiana Public Facilities Authority Revenue Bonds, (AGM Insured), Series 2025
5.000% due 07/01/2041	1,100	1,212
5.000% due 07/01/2042	1,100	1,206
5.000% due 07/01/2043	1,000	1,091
5.000% due 07/01/2044	750	812
5.000% due 07/01/2045	375	402

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	7,750	7,798
5.000% due 05/15/2046	5,000	5,010

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	2,600	2,821
6.350% due 10/01/2040	2,800	3,038

Port New Orleans Board of Commissioners, Louisiana Revenue Bonds, Series 2020
5.000% due 04/01/2047	4,290	4,339

		42,440

MAINE 0.2%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	2,000	1,909

MARYLAND 0.2%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.000% due 07/01/2040	1,000	970
4.250% due 07/01/2050	1,400	1,274

		2,244

MASSACHUSETTS 2.7%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,001

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Massachusetts General Obligation Bonds, Series 2026
5.000% due 02/01/2055 (e)	$20,000	$21,021

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(a)	673	0

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	4,500	4,500

Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	525	525

		28,047

MICHIGAN 2.9%

Gerald R Ford International Airport Authority, Michigan Revenue Bonds, (CNTY Insured), Series 2021
5.000% due 01/01/2051	2,500	2,549

Michigan Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2046	9,700	9,774

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2050	7,500	6,751

Michigan Finance Authority Revenue Bonds, Series 2020
4.800% due 09/01/2040	185	149
5.000% due 09/01/2050	300	220

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	100	92

Michigan State Housing Development Authority Revenue Bonds, Series 2015
4.350% due 10/01/2045	3,840	3,840

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	52,500	891

Michigan Trunk Line State Revenue Bonds, Series 2021
4.000% due 11/15/2044	5,000	4,934

		29,200

MINNESOTA 1.1%

Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue Bonds, Series 2017
5.000% due 11/15/2047	1,590	1,591

Rochester, Minnesota Revenue Bonds, Series 2025
2.800% due 11/15/2064	5,975	5,975

St Cloud, Minnesota Revenue Bonds, Series 2024
5.000% due 05/01/2054	4,000	4,107

		11,673

MISSISSIPPI 0.4%

Mississippi Development Bank Revenue Bonds, Series 2025
5.000% due 06/01/2050	3,750	3,855

MISSOURI 2.1%

City of Jennings
5.000% due 01/01/2027 ^(a)	71	9

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,000	2,763

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2037	510	513
4.000% due 02/15/2039	600	598

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2023
5.500% due 12/01/2048	5,100	5,493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferson County Industrial Development Authority, Missouri Revenue Bonds, (FNMA Insured), Series 2024
4.450% due 02/01/2043	$7,710	$7,787

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2055	4,000	4,158

		21,321

MONTANA 0.3%

Montana Facility Finance Authority Revenue Bonds, Series 2025
5.500% due 02/15/2055	2,650	2,789

MULTI-STATE 3.3%

FHLMC Multifamily VRD Certificates, Revenue Bonds, Series 2025
4.533% due 11/25/2042	10,406	10,326
4.870% due 01/25/2043	5,656	5,916

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.140% due 01/25/2040	5,814	5,694

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.705% due 04/25/2042 ~	11,089	11,652

		33,588

NEVADA 0.5%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	45,500	5,385

NEW HAMPSHIRE 2.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.837% due 07/20/2036	10,560	10,715

New Hampshire Business Finance Authority Revenue Bonds, Series 2025
4.166% due 01/20/2041 ~	2,570	2,530
4.220% due 11/20/2042	4,262	4,182
4.794% due 02/20/2041	3,683	3,832

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2025
5.000% due 08/01/2055	5,000	5,120

		26,379

NEW JERSEY 1.8%

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (f)	143	128

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	2,050	2,066

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,500	1,561

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.250% due 06/15/2043	5,000	5,183

Passaic County, New Jersey Improvement Authority Revenue Bonds, Series 2025
4.500% due 07/01/2040	1,000	1,011

Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,200	2,282
5.000% due 06/01/2046	6,315	6,307

		18,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 18.7%

Build NYC Resource Corp. New York Revenue Bonds, Series 2023
5.250% due 07/01/2057	$4,000	$4,063

Erie County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured), Series 2023
4.250% due 02/01/2041	4,800	4,834

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
5.250% due 11/15/2055	2,000	2,045

Nassau County, New York General Obligation Bonds, Series 2021
5.000% due 01/01/2058 «	4,402	52

New York City Transitional Finance Authority Future Tax Secured
5.000% due 02/01/2047 (e)	9,420	10,046

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
2.900% due 02/01/2045	1,000	1,000

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045	2,300	2,339

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
4.000% due 05/01/2041	1,110	1,102

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2020
4.000% due 05/01/2045	9,375	9,101

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	9,250	10,136

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2024
5.000% due 05/01/2047	3,500	3,709

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2026
5.000% due 02/01/2046 (e)	11,000	11,848

New York Energy Finance Development Corp. Revenue Bonds, Series 2025
5.000% due 07/01/2056	2,800	2,895

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (e)	11,505	24,764

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	4,700	5,562

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	9,250	9,259

New York Liberty Development Corp. Revenue Bonds, Series 2021
2.875% due 11/15/2046	7,160	5,537

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	5,645

New York State Dormitory Authority Revenue Bonds, Series 2022
5.000% due 05/01/2052	2,000	2,044

New York State Dormitory Authority Revenue Bonds, Series 2025
5.250% due 03/15/2050 (e)	17,015	18,309

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2039	8,150	8,193

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2040	1,500	1,484
4.000% due 03/15/2047	9,375	8,777

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	23

Consolidated Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	$4,100	$4,017

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	12,250	11,692

New York Transportation Development Corp. Revenue Bonds, (AGC Insured) ,Series 2024
5.250% due 12/31/2054	6,200	6,423

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 06/30/2054	1,800	1,822

Suffolk Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2021
4.000% due 06/01/2050	4,420	3,803

Triborough Bridge & Tunnel Authority
5.250% due 11/15/2050 (e)	9,750	10,502

		191,003

NORTH CAROLINA 1.3%

Inlivian, North Carolina Revenue Bonds, (FNMA Insured), Series 2024
4.450% due 06/01/2041	4,636	4,707

Inlivian, North Carolina Revenue Bonds, Series 2025
5.050% due 02/01/2043	2,000	2,148

North Carolina Turnpike Authority Revenue Bonds, (AGM Insured), Series 2024
5.000% due 01/01/2058	6,500	6,665

		13,520

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	3,740	0

OHIO 5.9%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	82,900	5,632
5.000% due 06/01/2055	13,700	10,747

Columbus Regional Airport Authority, Ohio Revenue Bonds, Series 2025
5.000% due 01/01/2036	1,000	1,101
5.000% due 01/01/2038	2,200	2,394

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	16,310	14,816

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2021
4.000% due 08/01/2046	4,500	4,233

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	5,000	4,688

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	3,450	3,440

Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
4.350% due 09/01/2044	2,155	2,199

Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2025
4.550% due 09/01/2045	10,560	10,593

		59,843

OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2052	3,600	3,621

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.5%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	$3,545	$3,487
4.000% due 08/15/2050	1,500	1,320

		4,807

PENNSYLVANIA 3.5%

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2023
4.450% due 10/01/2034	3,000	3,087

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2040	1,750	1,738

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	13,000	13,753

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,000	3,031

Philadelphia, Pennsylvania Airport Revenue Bonds, Series 2017
5.000% due 07/01/2047	9,000	9,039

Philadelphia, Pennsylvania Airport Revenue Bonds, Series 2021
5.000% due 07/01/2051	5,000	5,068

		35,716

PUERTO RICO 7.0%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	122,000	5,075

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	5,571	4,011
1.000% due 11/01/2051	10,506	7,709

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	7,250	5,320
4.000% due 07/01/2041	6,900	6,727

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	19,300	7,215
0.000% due 07/01/2051 (c)	76,900	20,904

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	14,660	14,375

		71,336

RHODE ISLAND 0.9%

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	9,450	9,450

SOUTH CAROLINA 1.1%

South Carolina Public Service Authority Revenue Bonds, Series 2025
5.000% due 12/01/2048	3,500	3,670
5.250% due 12/01/2050	6,700	7,115

		10,785

SOUTH DAKOTA 0.2%

South Dakota Housing Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2025
4.500% due 11/01/2045	2,100	2,092

TENNESSEE 0.2%

Chattanooga Health Educational & Housing Facility Board, Tennessee Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,650	1,669

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 20.2%

AG East Montgomery County, Texas Improvement District Sales Tax Revenue Bonds, (AGM Insured), Series 2024
4.000% due 08/15/2044	$1,600	$1,563

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(a)	2,585	129
12.000% due 12/01/2045 ^(a)	4,350	218

Arlington Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2024
4.125% due 08/15/2049	5,000	4,661

Arlington Higher Education Finance Corp. Texas Revenue Bonds, Series 2025
5.625% due 06/15/2045	2,000	2,073

Bexar County Texas Hospital District, General Obligation Bonds, Series 2018
4.000% due 02/15/2043	2,500	2,459

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043 ^(a)	2,931	73

Clifton Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2025
4.375% due 02/15/2042	2,200	2,215

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2039	4,000	4,345

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2025
5.250% due 11/01/2042	4,500	4,910

Denton Essential Investments Public Facility Corp.
6.697% due 01/01/2059 «	5,200	4,982

Denton, Texas Essential Investments Public Facility Corp.
7.095% due 06/02/2059 «	7,800	7,828

EP Tuscany Zaragosa PFC, Texas Revenue Notes, Series 2023
4.000% due 12/01/2033	15,205	15,233

Everman Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2024
4.000% due 02/15/2049	4,000	3,746

Fort Bend County Texas Public Facility Corp. Revenue Bonds, Series 2023
5.000% due 03/01/2048 (e)	13,500	14,046

Fort Worth, Texas Water & Sewer System Revenue Bonds, Series 2025
5.000% due 02/15/2049	4,000	4,189

Grand Parkway Transportation Corp. Texas Revenue Bonds, (AGM/CR Insured), Series 2020
4.000% due 10/01/2049	4,045	3,757

Grand Parkway Transportation Corp. Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	5,580	5,108

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2025
3.050% due 12/01/2060	5,000	5,000

Houston, Texas Airport System Revenue Bonds, Series 2024
5.500% due 07/15/2036	1,000	1,086

La Vega Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2024
4.000% due 02/15/2049	20,940	19,609

Lamar Consolidated Independent School District, Texas General Obligation Bonds, Series 2023
4.000% due 02/15/2048	5,000	4,726

Lower Colorado River Authority, Texas Revenue Bonds, Series 2025
5.000% due 05/15/2041	5,000	5,467

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2016
5.000% due 07/01/2046 ^	1,030	1,002
5.000% due 07/01/2051 ^	335	326

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2025
5.000% due 11/01/2040	2,000	2,141

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 11/01/2055	$2,450	$2,456

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	3,000	2,979

San Antonio Municipal Facilities Corp. Texas Revenue Bonds, Series 2021
4.000% due 08/01/2048	5,300	5,135

San Antonio Public Facilities Corp. Texas Revenue Bonds, Series 2012
4.000% due 09/15/2042	10,000	9,734

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2024
5.250% due 02/01/2049 (e)	10,000	10,658

Southeast Regional Management District, Texas General Obligation Bonds, (AGC Insured), Series 2024
4.250% due 04/01/2046	1,000	979
4.250% due 04/01/2049	1,185	1,127
4.250% due 04/01/2053	1,755	1,633

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	2,000	2,015

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2025
5.750% due 01/01/2056	12,305	13,454

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	151

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,510	5,591

Texas Municipal Gas Acquisition & Supply Corp. V Revenue Notes, Series 2026
5.000% due 04/01/2036	10,000	10,586

Texas Transportation Finance Corp. Revenue Bonds, Series 2025
5.000% due 10/01/2050 (e)	15,000	15,817

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	3,200	3,296

		206,503

UTAH 2.5%

County of Salt Lake, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	7,071

Downtown Revitalization Public Infrastructure District, Utah Revenue Bonds, (AGC Insured), Series 2025
5.250% due 06/01/2041	1,750	1,969
5.250% due 06/01/2043	2,300	2,574

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Notes, Series 2021
4.000% due 08/01/2031	900	906

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2036	1,000	1,004

Resort Core Public Infrastructure District No 1, Utah General Obligation Bonds, Series 2026
5.000% due 03/01/2041	2,000	2,041

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Salt Lake City, Utah Airport Revenue Bonds, Series 2017
5.000% due 07/01/2047	$8,000	$8,035

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	2,500	2,269

		25,869

VIRGINIA 1.9%

Virginia Housing Development Authority Revenue Bonds, Series 2023
5.125% due 10/01/2048	2,210	2,291

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	99,000	2,820
5.000% due 07/01/2034	5,000	4,460

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	11,200	10,303

		19,874

WASHINGTON 0.4%

Vancouver Housing Authority, Washington Revenue Bonds, Series 2025
4.125% due 12/01/2039	3,210	3,141

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	850	722

		3,863

WEST VIRGINIA 1.8%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	4,000	4,041

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040	9,610	9,457

West Virginia Economic Development Authority Revenue Bonds, Series 2025
5.450% due 01/01/2055	4,900	5,349

		18,847

WISCONSIN 4.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	1,000	700
7.000% due 01/01/2050	9,500	10,224

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048 ^(a)	9,500	4,275

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	32,090	2,857
4.000% due 09/30/2051	2,960	2,557
4.000% due 03/31/2056	2,000	1,680

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
5.000% due 10/01/2052	2,000	2,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2025
5.000% due 11/15/2035	$500	$545
5.000% due 11/15/2036	500	543
5.000% due 11/15/2037	500	540
5.000% due 11/15/2038	600	646
5.250% due 11/15/2050	2,500	2,587

Public Finance Authority, Wisconsin Revenue Bonds,(BAM Insured), Series 2025
5.250% due 07/01/2065	15,000	15,339

		44,519

Total Municipal Bonds & Notes (Cost $1,598,859)		1,593,233

U.S. GOVERNMENT AGENCIES 4.6%

Federal Home Loan Mortgage Corp.
3.800% due 01/01/2040	19,537	18,548
3.850% due 01/01/2040	11,300	10,784
4.900% due 02/01/2040	1,964	2,068

Federal Home Loan Mortgage Corp. Multifamily ML Certificates
3.260% due 12/25/2038 - 01/25/2039 ~	14,058	11,629
3.541% due 01/25/2043 ~	2,600	1,733
5.471% due 01/25/2042 ~	2,400	1,936

Total U.S. Government Agencies (Cost $46,754)		46,698

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

FIAC
7.000% due 07/01/2049 «	5,600	5,582

Housing & Redevelopment Authority of Duluth Minnesota
4.950% due 08/01/2042	1,395	1,500

Total Non-Agency Mortgage-Backed Securities (Cost $6,977)		7,082

	SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

AM Bidco Holdings LLC «(b)	247	0

Total Common Stocks (Cost $0)		0

Total Investments in Securities (Cost $1,879,641)		1,872,923

Total Investments 183.5% (Cost $1,879,641)		$1,872,923

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (59.8)%		(610,524)

Other Assets and Liabilities, net (23.7)%		(241,766)

Net Assets Applicable to Common Shareholders 100.0%		$1,020,633

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:
*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	25

Consolidated Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
AM Bidco Operations LLC	TBD% - 8.500%	10/21/2027	10/21/2025	$5,581	$4,812	0.47%
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870	11/15/2035	10/26/2020	161	128	0.01
Illinois Housing Development Authority	4.280	10/01/2040	05/01/2025	2,579	2,552	0.25
The Health, Educational and Housing Facility Board of the County of Knox	4.200	10/01/2041	01/09/2025	8,713	8,868	0.87

				$17,034	$16,360	1.60%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$225,910	$225,910
Municipal Bonds & Notes
Alabama	0	55,423	0	55,423
Alaska	0	7,119	0	7,119
Arizona	0	116,790	0	116,790
Arkansas	0	9,610	0	9,610
California	0	33,660	0	33,660
Colorado	0	65,353	0	65,353
Connecticut	0	26,258	0	26,258
District of Columbia	0	7,816	0	7,816
Florida	0	82,644	0	82,644
Georgia	0	68,048	0	68,048
Illinois	0	104,416	0	104,416
Indiana	0	27,085	0	27,085
Iowa	0	27,031	0	27,031
Kansas	0	58	0	58
Kentucky	0	11,237	0	11,237
Louisiana	0	42,440	0	42,440
Maine	0	1,909	0	1,909
Maryland	0	2,244	0	2,244
Massachusetts	0	28,047	0	28,047
Michigan	0	29,200	0	29,200
Minnesota	0	11,673	0	11,673
Mississippi	0	3,855	0	3,855
Missouri	0	21,321	0	21,321
Montana	0	2,789	0	2,789

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Multi-State	$0	$33,588	$0	$33,588
Nevada	0	5,385	0	5,385
New Hampshire	0	26,379	0	26,379
New Jersey	0	18,538	0	18,538
New York	0	190,951	52	191,003
North Carolina	0	13,520	0	13,520
Ohio	0	59,843	0	59,843
Oklahoma	0	3,621	0	3,621
Oregon	0	4,807	0	4,807
Pennsylvania	0	35,716	0	35,716
Puerto Rico	0	71,336	0	71,336
Rhode Island	0	9,450	0	9,450
South Carolina	0	10,785	0	10,785
South Dakota	0	2,092	0	2,092
Tennessee	0	1,669	0	1,669
Texas	0	193,693	12,810	206,503
Utah	0	25,869	0	25,869
Virginia	0	19,874	0	19,874
Washington	0	3,863	0	3,863
West Virginia	0	18,847	0	18,847
Wisconsin	0	44,519	0	44,519
U.S. Government Agencies	0	46,698	0	46,698
Non-Agency Mortgage-Backed Securities	0	1,500	5,582	7,082

Total Investments	$0	$1,628,569	$244,354	$1,872,923

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 12/31/2025	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$130,355	$111,265	$(14,402)	$300	$6	$(1,614)	$0	$0	$225,910	$(829)
Municipal Bonds & Notes
New York	58	0	0	0	0	(6)	0	0	52	(6)
Texas (2)	13,111	0	0	0	0	(301)	0	0	12,810	(301)
Non-Agency Mortgage-Backed Securities	0	5,582	0	0	0	0	0	0	5,582	0

Totals	$143,524	$116,847	$(14,402)	$300	$6	$(1,921)	$0	$0	$244,354	$(1,136)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,812	Comparable Companies	Revenue Multiple	X	1.800	—
	143,527	Discounted Cash Flow	Discount Rate		5.420-10.060	6.772
	70,826	Recent Transaction	Purchase Price		100.000	—
	6,745	Recent Transaction	Purchase Price		100.000	—
Municipal Bonds & Notes
New York	52	Expected Recovery	Recovery Rate		25.000	—
Texas	12,810	Discounted Cash Flow	Discount Rate		6.740-7.430	—
Non-Agency Mortgage-Backed Securities	5,582	Recent Transaction	Purchase Price		99.684	—

Total	$244,354

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Loan Participations and Assignments to Municipal Bonds & Notes since prior fiscal year end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	27

Consolidated Schedule of Investments	PIMCO New York Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.2%

Alaska Housing Finance Corporation
7.120% due 04/01/2043 «	$1,364	$1,319

California Municipal Finance Authority
TBD% due 09/01/2028 «µ	523	523
TBD% due 07/01/2029 «µ	1,846	1,846
TBD% due 01/01/2030 «µ	1,803	1,803
TBD% due 04/01/2030 «µ	4,500	4,500
TBD% due 09/01/2043 «µ	604	604
TBD% due 07/01/2044 «µ	473	473
TBD% due 01/01/2045 «µ(d)	423	423
TBD% due 01/01/2045 «µ	1,500	1,500
TBD% due 02/01/2045 «µ	1,780	1,780
TBD% due 04/01/2045 «µ	2,500	2,500
TBD% - 5.940% due 09/01/2028 «µ	1,100	1,098
TBD% - 6.470% due 04/01/2030 «µ	2,000	2,000
TBD% - 6.490% due 07/01/2029 «µ	863	863
TBD% - 6.550% due 01/01/2030 «µ	1,000	1,000

Louisiana Housing Finance Agency
TBD% due 01/01/2044 «µ	135	135
TBD% - 6.500% due 06/01/2028 «µ	1,080	1,071
8.000% due 07/31/2026 «	4,000	3,999

Vermont Housing Finance Agency
7.057% due 01/01/2043 «	999	963
7.443% due 07/01/2043 «	390	390

Total Loan Participations and Assignments (Cost $28,881)		28,790

MUNICIPAL BONDS & NOTES 157.3%

ALABAMA 0.2%

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2025
5.000% due 10/01/2035	300	303

ARIZONA 0.0%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050 ^(a)	850	1

CALIFORNIA 0.5%

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046	890	892

FLORIDA 0.9%

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2022
5.000% due 07/01/2050	1,710	1,780

NEW HAMPSHIRE 1.1%

New Hampshire Business Finance Authority Revenue Notes, Series 2023
5.087% due 07/20/2027	2,019	2,042

NEW YORK 145.9%

Albany Capital Resource Corp. New York Revenue Bonds, Series 2024
4.750% due 06/01/2054	1,200	1,143

Brookhaven Local Development Corp. New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,550	1,354

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	3,545	3,058

Build NYC Resource Corp. New York Revenue Bonds, Series 2023
5.250% due 07/01/2062	2,500	2,533

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Build NYC Resource Corp. New York Revenue Bonds, Series 2024
4.000% due 09/01/2042	$1,175	$1,142
4.000% due 09/01/2043	880	853
4.000% due 09/01/2044	1,050	1,010

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
4.000% due 07/01/2046	1,270	1,219

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2045	410	426

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2022
4.000% due 07/01/2049	1,200	1,078

Erie County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured), Series 2023
4.250% due 02/01/2041	4,015	4,043

Hudson Yards Infrastructure Corp. New York Revenue Bonds, Series 2017
5.000% due 02/15/2042	2,900	2,929

Huntington Local Development Corp. New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	1,500	1,279

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2047	2,000	2,027

Long Island Power Authority, New York Revenue Bonds, Series 2023
5.000% due 09/01/2048	3,800	4,002

Metropolitan Transportation Authority, New York Revenue Bonds, (BAM Insured), Series 2016
5.000% due 11/15/2056	1,700	1,704

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031	1,000	1,008
5.000% due 11/15/2051	1,500	1,504

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2022
5.000% due 11/15/2046	2,650	2,779

Nassau County, New York General Obligation Bonds, Series 2021
5.000% due 01/01/2058 «	3,071	36

New York City Transitional Finance Authority Future Tax Secured
5.000% due 02/01/2047 (c)	2,000	2,133

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045	2,200	2,238

New York City, New York General Obligation Bonds, Series 2024
5.250% due 03/01/2053	7,750	8,159

New York City, New York Health and Hospitals Corp. Revenue Bonds, Series 2021
4.000% due 02/15/2045	265	255
4.000% due 02/15/2048	880	823

New York City, New York Housing Development Corp. Revenue Bonds, (HUD Insured), Series 2024
4.850% due 11/01/2059	2,000	2,000

New York City, New York Housing Development Corp. Revenue Bonds, Series 2017
3.700% due 11/01/2047	2,500	2,210

New York City, New York Housing Development Corp. Revenue Bonds, Series 2022
4.000% due 11/01/2037	1,650	1,651

New York City, New York Housing Development Corp. Revenue Bonds, Series 2025
4.600% due 11/01/2045	800	810
5.350% due 11/01/2064	1,065	1,107

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2016
3.000% due 06/15/2049	6,380	6,380

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2018
5.000% due 06/15/2040	4,000	4,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2020
4.000% due 06/15/2050	$2,200	$2,045
5.000% due 06/15/2050	300	310

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2047	750	792
5.250% due 06/15/2052	5,000	5,292

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
4.125% due 06/15/2047	500	493
5.250% due 06/15/2048	2,000	2,139
5.250% due 06/15/2053	2,000	2,116

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2016
4.000% due 07/15/2040	1,000	983

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2017
4.000% due 08/01/2042	1,000	973

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2024
5.000% due 05/01/2047	2,000	2,120

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2026
5.000% due 02/01/2046 (c)	6,000	6,463

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
4.250% due 05/01/2054	4,000	3,829
5.000% due 05/01/2048	6,270	6,599

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2025
5.000% due 11/01/2050	600	629

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	230	230

New York Convention Center Development Corp. Revenue Bonds, Series 2016
5.000% due 11/15/2046	750	756

New York County, New York Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	245	250

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	17,000	3,601
0.000% due 06/01/2055 (b)	23,500	2,065

New York County, New York Tobacco Trust Revenue Bonds, Series 2016
5.000% due 06/01/2036	1,000	1,001
5.000% due 06/01/2041	1,000	1,000

New York Energy Finance Development Corp. Revenue Bonds, Series 2025
5.000% due 07/01/2056	2,700	2,792

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	4,350	5,009

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,840

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	8,400	8,408

New York Liberty Development Corp. Revenue Bonds, Series 2021
2.875% due 11/15/2046	1,295	1,001

New York Mortgage Agency Homeowner Mortgage State Revenue Bonds, Series 2015
3.800% due 04/01/2028	2,000	2,000

New York Mortgage Agency Homeowner Mortgage State Revenue Bonds, Series 2025
4.650% due 10/01/2050	2,000	2,001

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	6,635	6,165

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2025
5.000% due 10/01/2038	$950	$1,065

New York State Dormitory Authority Revenue Bonds, (AGM/CR Insured), Series 2022
4.250% due 05/01/2052	850	799

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	1,490	1,687

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,002

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	1,500	1,412

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 07/01/2041	1,155	1,151
4.000% due 03/15/2043	3,000	2,952

New York State Dormitory Authority Revenue Bonds, Series 2019
4.000% due 07/01/2044	3,420	3,302
5.000% due 07/01/2049	1,550	1,573

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2039	2,000	2,006
4.000% due 07/01/2050	5,500	5,060

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	1,000	887
4.000% due 07/01/2051	3,450	3,182
5.000% due 03/15/2041	3,000	3,230
5.000% due 07/15/2050	1,000	1,002

New York State Dormitory Authority Revenue Bonds, Series 2023
5.000% due 07/01/2048	1,200	1,256

New York State Dormitory Authority Revenue Bonds, Series 2024
5.000% due 03/15/2043	1,275	1,393
5.000% due 03/15/2054	700	730
5.250% due 10/01/2049	2,100	2,190

New York State Dormitory Authority Revenue Bonds, Series 2025
4.250% due 07/01/2050	2,000	1,876
5.250% due 07/01/2050	1,000	1,072

New York State Environmental Facilities Corp. Revenue Bonds, Series 2022
4.000% due 06/15/2047	5,000	4,857

New York State Housing Finance Agency Revenue Bonds, Series 2024
4.600% due 11/01/2054	2,500	2,464

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,006

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2039	1,850	1,860
4.000% due 01/01/2045	1,500	1,467

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040	1,250	1,255

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2055	2,000	2,068

New York State Thruway Authority Revenue Bonds, Series 2025
5.000% due 03/15/2049 (c)	10,000	10,589
5.000% due 03/15/2055	2,000	2,089

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2044	3,250	3,220

New York State Urban Development Corp. Revenue Bonds, Series 2024
5.000% due 03/15/2048	2,625	2,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2016
4.000% due 07/01/2035	$3,000	$3,000

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	3,950	3,993

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 06/30/2054	2,100	2,126

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,350	2,350
5.250% due 01/01/2050	2,500	2,500

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	4,900	4,741
5.000% due 10/01/2040	2,500	2,575

Niagara Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2014
5.250% due 05/15/2040	1,000	987

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	3,300	3,095

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 10/15/2057	7,165	7,226

Port Authority of New York & New Jersey Revenue Bonds, Series 2023
5.000% due 12/01/2043	1,380	1,466

Riverhead IDA Economic Job Development Corp. New York Revenue Bonds, (FNMA Insured), Series 2023
4.500% due 02/01/2041	2,058	2,109

Schenectady County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.000% due 01/01/2047	1,000	1,000

Schenectady County, New York Capital Resource Corp. Revenue Bonds, Series 2025
5.000% due 01/01/2045	750	797

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,025	939

Suffolk Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	15,000	1,306
4.000% due 06/01/2050	1,500	1,291

The Genesee County Funding Corporation Tax-Exempt, New York Revenue Bonds, Series 2022
5.250% due 12/01/2052	1,500	1,529

Triborough Bridge & Tunnel Authority
5.250% due 11/15/2050 (c)	2,000	2,154

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2024
5.000% due 05/15/2049	2,200	2,312

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2043	2,000	2,071

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 11/15/2056	2,810	2,870

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
4.500% due 05/15/2047	300	302

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2035	3,000	3,036
5.000% due 06/01/2041	4,500	4,530

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	2,000	1,953

		276,627

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	680	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.8%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (b)	$6,300	$428
5.000% due 06/01/2055	1,450	1,138

		1,566

PUERTO RICO 5.1%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	22,300	920

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,886	1,358
0.000% due 11/01/2051	1,337	981

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,935	1,887

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	3,850	1,439
0.000% due 07/01/2051 (b)	7,280	1,979

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,000

		9,564

TEXAS 1.3%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(a)	470	23
12.000% due 12/01/2045 ^(a)	825	41

Denton Essential Investments Public Facility Corp.
6.697% due 01/01/2059 «	1,000	958

Denton, Texas Essential Investments Public Facility Corp.
0.000% due 06/02/2059 «	500	502
7.095% due 06/02/2059 «	1,000	1,004

		2,528

VIRGINIA 0.8%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	18,000	513
5.500% due 07/01/2044	1,250	1,046

		1,559

WISCONSIN 0.7%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	1,540	1,361

Total Municipal Bonds & Notes (Cost $301,470)		298,223

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

FIAC
7.000% due 07/01/2049 «	1,000	997

Total Non-Agency Mortgage-Backed Securities (Cost $997)		997

Total Investments in Securities (Cost $331,348)		328,010

Total Investments 173.0% (Cost $331,348)		$328,010

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (55.8)%		(105,797)

Other Assets and Liabilities, net (17.2)%		(32,628)

Net Assets Applicable to Common Shareholders 100.0%		$189,585

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	29

Consolidated Schedule of Investments	PIMCO New York Municipal Income Fund II	(Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:
*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority	TBD%	01/01/2045	06/24/2026	$ 423	$423	0.22%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$28,790	$28,790
Municipal Bonds & Notes
Alabama	0	303	0	303
Arizona	0	1	0	1
California	0	892	0	892
Florida	0	1,780	0	1,780
New Hampshire	0	2,042	0	2,042
New York	0	276,591	36	276,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Ohio	$0	$1,566	$0	$1,566
Puerto Rico	0	9,564	0	9,564
Texas	0	64	2,464	2,528
Virginia	0	1,559	0	1,559
Wisconsin	0	1,361	0	1,361
Non-Agency Mortgage-Backed Securities	0	0	997	997

Total Investments	$0	$295,723	$32,287	$328,010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 12/31/2025	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,216	$22,668	$(1)	$(1)	$0	$(92)	$0	$0	$28,790	$(1)
Municipal Bonds & Notes
New York	41	0	0	0	0	(5)	0	0	36	(5)
Texas (2)	2,521	0	0	0	0	(57)	0	0	2,464	(57)
Non-Agency Mortgage-Backed Securities	0	997	0	0	0	0	0	0	997	0

Totals	$8,778	$23,665	$(1)	$(1)	$0	$(154)	$0	$0	$32,287	$(63)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2026	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$9,712	Discounted Cash Flow	Discount Rate	6.440-8.290	7.532
	16,825	Recent Transaction	Commitment	100.000	—
	2,253	Recent Transaction	Purchase Price	100.000	—
Municipal Bonds & Notes
New York	36	Expected Recovery	Recovery Rate	25.000	—
Texas	2,464	Discounted Cash Flow	Discount Rate	6.740-7.430	7.001
Non-Agency Mortgage-Backed Securities	997	Recent Transaction	Purchase Price	99.684	—

Total	$32,287

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Loan Participations and Assignments to Municipal Bonds & Notes since prior fiscal year end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2026	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund II and PIMCO New York Municipal Income Fund II (each a “Fund” and collectively, the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO California Municipal Income Fund	May 10, 2001

PIMCO Municipal Income Fund II	March 29, 2002

PIMCO New York Municipal Income Fund II	March 29, 2002

PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund II and PIMCO New York Municipal Income Fund II have established wholly-owned subsidiaries in Delaware. See Note 13, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the treatment of each Fund’s subsidiaries in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund operates as a single reportable operating segment under the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”)
2023-07,
Segment Reporting (Topic 280). An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined
in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’
financial statements. Segment assets are reflected on the accompanying Consolidated Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including, but not limited to, ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

32	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Distributions — Common Shares
 The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Income Fund	Monthly	Monthly

PIMCO Municipal Income Fund II	Monthly	Monthly

PIMCO New York Municipal Income Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt
interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates
In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule
35d-1
under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule
35d-1
consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule
35d-1
and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance

SEMIANNUAL REPORT	|	JUNE 30, 2026	33

Notes to Financial Statements	(Cont.)

based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.
At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies
The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments.
Open-end
management investment companies may include affiliated funds.

If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and

34	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g.
,
credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued by the Valuation Designee in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy
U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	|	JUNE 30, 2026	35

Notes to Financial Statements	(Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy
Level
 1, Level
 2 and Level
 3 trading assets and trading liabilities, at fair value
 The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments
are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all

36	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.
The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Each Fund may invest in and/or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or in connection with a project for which authority and responsibility lies with one or more U.S. states or territories, cities in a U.S. state or territory, or political subdivisions, agencies, authorities or instrumentalities of such states, territories or cities, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. This may include loans to public or private firms or individuals, such as in connection with housing development projects. When investing in or originating loans, each Fund is not restricted by any particular credit risk criteria and/or qualifications. Each Fund also is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Internal Revenue Code in order to qualify as a “regulated investment company.” The loans acquired by a Fund may be “municipal bonds” (including of a particular state) for purposes of the Fund’s investment policies to invest a certain minimum of their assets in securities that produce income that is exempt from federal income tax and, as applicable, the income taxes of a particular state, or may be loans that produce income that is subject to applicable regular income tax, subject to the Fund’s investment limits. A Fund may seek to originate loans through its wholly-owned subsidiaries (each, a “Subsidiary” and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary—accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan

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Notes to Financial Statements	(Cont.)

commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities
 directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer
loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments
 are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2026, as applicable, are disclosed in the Notes to Consolidated Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises
 are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

38	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Tender Option Bond Transactions
 In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Fund. The TOB Floater is generally issued to third-party investors (typically a money market fund) and the TOB Residual is generally issued to a Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, a Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the

SEMIANNUAL REPORT	|	JUNE 30, 2026	39

Notes to Financial Statements	(Cont.)

TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse
TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse
TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non-recourse
and recourse TOBs Residuals to leverage its portfolio.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Consolidated Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Consolidated Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Consolidated Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Consolidated Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Consolidated Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended June 30, 2026, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Municipal Income Fund	$24,125	3.21%

PIMCO Municipal Income Fund II	73,148	3.37%

PIMCO New York Municipal Income Fund II	9,688	3.70%

*	Annualized

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with

40	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

investment in the Funds. For a complete list of the principal risks the Funds may be subject to, please see the Funds’ annual report dated December 31, 2025.

	PIMCO California Municipal Income Fund (PCQ)	PIMCO Municipal Income Fund II (PML)	PIMCO New York Municipal Income Fund II (PNI)

AMT Bonds	X	X	X

Asset Allocation	X	X	X

California State-Specific	X	X	—

Call	X	X	X

Confidential Information Access	X	X	X

Counterparty	X	X	X

Credit Default Swaps	X	X	X

Credit	X	X	X

Cyber Security	X	X	X

Derivatives	X	X	X

Distribution Rate	X	X	X

Focused Investment	X	X	X

High Yield Securities	X	X	X

Illinois State-Specific	—	X	—

Inflation/Deflation	X	X	X

Insurance	X	X	X

Insurance-Linked and Other Instruments	X	X	X

Interest Rate	X	X	X

Issuer	X	X	X

Leverage	X	X	X

Liquidity	X	X	X

Loan Origination	X	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X	X

Management	X	X	X

Market	X	X	X

Market Discounts	X	X	X

Market Disruptions	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Mortgage-Related Derivative Instruments	X	X	X

Municipal Bond	X	X	X

Municipal Project-Specific	X	X	X

Municipal Project Housing-Related	—	X	—

New York State-Specific	—	X	X

Operational	X	X	X

Other Investment Companies	X	X	X

Portfolio Turnover	X	X	X

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X	X

Privacy and Data Security	X	X	X

Private Placement and Restricted Securities	X	X	X

Puerto Rico-Specific	X	X	X

Regulatory Changes	X	X	X

Regulatory — Commodity Pool Operator	X	X	X

Reinvestment	X	X	X

Repurchase Agreements	X	X	X

Securities Lending	X	X	X

	PIMCO California Municipal Income Fund (PCQ)	PIMCO Municipal Income Fund II (PML)	PIMCO New York Municipal Income Fund II (PNI)

Short Exposure	X	X	X

Structured Investments	X	X	X

Tax	X	X	X

U.S. Government Securities	X	X	X

Valuation	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities	X	X	X

AMT Bonds Risk
 is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, such investments may expose a Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity, economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Asset Allocation Risk
 is the risk that a Fund could experience losses as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could experience losses as a result of these allocation decisions, which could result in the Fund being underweight or overweight in sectors, asset classes or geographies that perform differently than expected.

California State-Specific Risk
 is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental or public health developments affecting the ability of California tax-exempt
issuers to pay interest or repay principal.

Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and

SEMIANNUAL REPORT	|	JUNE 30, 2026	41

Notes to Financial Statements	(Cont.)

improvements in the issuer’s credit quality), and changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. If an issuer calls a security in which a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk
 is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk
 is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk
 is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Cyber Security Risk
 is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, the Funds, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in

42	PIMCO CLOSED-END FUNDS

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order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity (including the risk of improper valuation), as well as the risks associated with the underlying asset, reference rate or index. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio.

Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.

Non-centrally
cleared
over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally
cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distribution Rate Risk
 is the risk that, although a Fund may seek to maintain level distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
Focused Investment Risk
 is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

High Yield Securities Risk
 is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Illinois State-Specific Risk
 is the risk that by concentrating its investments in Illinois municipal bonds, the Fund may be affected significantly by economic, regulatory, social, environmental, public health or political developments affecting the ability of Illinois issuers to pay interest or repay principal.

Inflation/Deflation Risk
 is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Insurance Risk
 is the risk that a Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Insurance-Linked and Other Instruments Risk
 is the risk that a Fund could lose a portion or all of the principal it has invested in insurance-linked instruments and similar investments (which may include, for example, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans).

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Notes to Financial Statements	(Cont.)

Interest Rate Risk
 is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to changes, or anticipation of changes, in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Issuer Risk
 is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect one or more other issuers or the securities markets as a whole.

Leverage Risk
 is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to various risks and interest rate environments.

Liquidity Risk
 is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk
 is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk
 is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral.

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A Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent a Fund invests in loans or originates loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk
 is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk
 is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting (or being perceived to affect) securities markets generally or particular industries, sectors or companies represented in the securities markets.

Market Discount Risk
 is the risk that the price of a Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

Market Disruptions Risk
 is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, climate change and climate-related events, responses to government actions or interventions (the threat or imposition of tariffs, trade restrictions, currency restrictions, or similar actions) which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including
PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Mortgage-Related and Other Asset-Backed Securities Risk
 is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which are the first to absorb losses from defaults or other credit events in the underlying collateral pool and generally carry highest levels of credit, liquidity and market risk.

Mortgage-Related Derivative Instruments Risk
 is the risk of investing in derivative mortgage-backed securities, including call risk and extension risk. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate risk and/or prepayment risk is magnified.

Municipal Bond Risk
 is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk
 is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Project Housing-Related Risk
 is the risk associated with investing in the bonds of projects focused on low-income,
affordable or other housing developments and businesses located in low-income
areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with the Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects. These restrictions may adversely affect economic performance

SEMIANNUAL REPORT	|	JUNE 30, 2026	45

Notes to Financial Statements	(Cont.)

relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis.

New York State-Specific Risk
 is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt
issuers to pay interest or repay principal.

Operational Risk
 is the risk arising from factors such as processing errors, communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, cybersecurity incidents, the potential use of artificial intelligence and machine learning (AI), changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. Operational and technology risks for the issuers could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
 is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk
 is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which directly reduce net returns to investors. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders holding shares in taxable accounts at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect a Fund’s after-tax
returns. The realization of short-term capital gains may also cause adverse tax consequences for a Fund’s shareholders.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
 is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk
 is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placement and Restricted Securities Risk
 is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that a Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk
 is the risk that by investing in municipal bonds issued by Puerto Rico or its instrumentalities, the Fund may be affected by certain developments, such as political, economic, environmental, social, public health, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

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Regulatory Changes Risk
 is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Funds and PIMCO have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

Regulatory Risk — Commodity Pool Operator
 is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. PIMCO is registered with the CFTC as a Commodity Pool Operator.

Reinvestment Risk
 is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk
 is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending Risk
 is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.
Short Exposure Risk
 is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Structured Investments Risk
 is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

Tax Risk
 is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under Subchapter M of the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk
 is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk
 is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
 is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices

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Notes to Financial Statements	(Cont.)

of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s then-currently effective prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Consolidated Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee
 PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.

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Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement, subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate (1)

PIMCO California Municipal Income Fund	0.705%

PIMCO Municipal Income Fund II	0.685%

PIMCO New York Municipal Income Fund II	0.735%

(1)	Management fees calculated based on a Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Fund Expenses
Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party
consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Funds, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible

SEMIANNUAL REPORT	|	JUNE 30, 2026	49

Notes to Financial Statements	(Cont.)

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.
Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statements of Assets and Liabilities.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax
returns. The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2026 were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Income Fund	$0	$0	$306,348	$281,266

PIMCO Municipal Income Fund II	0	0	454,747	381,222

PIMCO New York Municipal Income Fund II	0	0	67,038	58,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

12. PREFERRED SHARES

Remarketable Variable Rate Muni Fund Term Preferred Shares
On September 20, 2023, each of PIMCO Municipal Income Fund II and PIMCO California Municipal Income Fund, issued a single class of Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2053 (the “Series 2053 RVMTP Shares”). The Series 2053 RVMTP Shares have a term of 30 years, subject to remarketing every three years and in certain other instances.

On April 17, 2024, each of the Funds issued an additional series of preferred shares designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054 (the “Series 2054 RVMTP Shares”). The Series 2054 RVMTP Shares have a term of 30 years, subject to remarketing every five years and in certain other instances. On February 24, 2026, the Funds, with the consent of the holder of all of the Series 2054 RVMTP Shares, amended the organizational documents of the Series 2054 RVMTP Shares to extend the Early Term Redemption Date and decrease the Applicable Spread (each as defined below), among other changes.

On June 12, 2024, each of the Funds issued an additional series of preferred shares designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series
2054-A
(the “Series
2054-A
RVMTP Shares,” and together with the Series 2053 RVMTP Shares and the Series 2054 RVMTP Shares, the “RVMTP Shares”). The Series
2054-A
RVMTP Shares have a term of 30 years, subject to remarketing every forty-two
months and in certain other instances. On February 23, 2026, PIMCO Municipal Income Fund II called all of its outstanding Series 2054-A RVMTP Shares for redemption at a redemption price equal to the share’s face value of $100,000 per share, plus accumulated but unpaid dividends thereon. Immediately following the redemptions, and as of the date of this report, PIMCO Municipal Income Fund II had no Series 2054-A RVMTP Shares outstanding.

On August 1, 2025, the Funds conducted the reorganizations (the “Reorganizations”) of: (i) PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC” and
together with PCK, the “CA Target Funds”) with and into PIMCO California Municipal Income Fund (“PCQ”) (the “CA Reorganizations”); (ii) PIMCO New York Municipal Income Fund (“PNF”) and PIMCO New York Municipal Income Fund III (“PYN” and together with PNF, the “NY Target Funds”) with and into PIMCO New York Municipal Income Fund II (“PNI”) (the “NY Reorganizations”); and (iii) PIMCO Municipal Income Fund (“PMF”) and PIMCO Municipal Income Fund III (“PMX” together with PMF, the “National Target Funds;” and together with the CA Target Funds and the NY Target Funds, the “Target Funds”) with and into PIMCO Municipal Income Fund II (“PML”) (the “National Reorganizations”). PCQ, PNI, and PML are hereinafter collectively referred to as the “Acquiring Funds”. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund were, in effect, exchanged for RVMTP Shares of the corresponding Acquiring Fund (the “RVMTP Merger Shares”) with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund. Following the Reorganizations, the holders of RVMTP Shares of each Target Fund became holders of RVMTP Merger Shares of the corresponding Acquiring Fund. See Note 16, “Reorganization,” for more information regarding the Reorganizations.

In the Funds’ Consolidated Statements of Assets and Liabilities, the RVMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. The liquidation value of the RVMTP Shares in each Fund’s Consolidated Statements of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares ($100,000 per share) plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the applicable Fund, but without interest thereon) plus (iii) any applicable optional redemption premium.

SEMIANNUAL REPORT	|	JUNE 30, 2026	51

Notes to Financial Statements	(Cont.)

Dividends paid with respect to the RVMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected, with respect to the RVMTP Shares, as a component of interest expense in the Consolidated Statements of Operations. For the period ended June 30, 2026, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below.

Fund Name	RVMTP Shares Outstanding	Interest Expense †	Weighted Average Interest Rate*
PIMCO California Municipal Income Fund

Series 2053	499	815	3.30%

Series 2054	1,920	3,657	3.84%

Series 2054-A	790	1,380	3.52%
PIMCO Municipal Income Fund II

Series 2053	998	1,648	3.33%

Series 2054	5,110	8,739	3.45%

Series 2054-A ‡	0	592	N/A
PIMCO New York Municipal Income Fund II

Series 2054	910	1,670	3.70%

Series 2054-A	149	257	3.48%

†	Amounts in thousands.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.
‡	Prior to February 23, 2026, PIMCO Municipal Income Fund II had Series 2054-A RVMTP Shares outstanding.

For the period ended June 30, 2026, the dividend rate on the RVMTP Shares ranged from the below “High” and “Low” rates:

Fund Name	Shares Issued and Outstanding	High	Low	As of June 30, 2026

PIMCO California Municipal Income Fund

Series 2053	499	4.6%	2.23%	2.77%

Series 2054	1,920	4.75%	2.58%	2.92%

Series 2054-A	790	4.85%	2.48%	3.02%

PIMCO Municipal Income Fund II

Series 2053	998	4.6%	2.23%	2.77%

Series 2054	5,110	4.75%	2.58%	2.92%

Series 2054-A †	0	3.87%	2.63%	N/A

PIMCO New York Municipal Income Fund II

Series 2054	910	4.75%	2.58%	2.92%

Series 2054-A	149	4.85%	2.48%	3.02%

†	Prior to February 23, 2026, PIMCO Municipal Income Fund II had Series 2054-A RVMTP Shares outstanding.

Each Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares in a series for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates, redemption provisions (including, without limitation, the term redemption date or the Early Term Redemption Date (as defined below)), required effective leverage ratio and gross-up
payment provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of preferred shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of a Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the
24-month
anniversary (for the Series
2054-A
RVMTP Shares),
18-month
anniversary (for the Series 2054 RVMTP Shares) or
12-month
anniversary (for the Series 2053 RVMTP Shares) of the date of original issue of the applicable series of RVMTP Shares. The Funds did not declare a Special Terms Period during the period ended June 30, 2026.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before such series’ Early Term Redemption Date (as defined in the table below),

52	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

(ii) the date a Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares in the series will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the applicable Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date or upon the end of a Special Terms Period have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the Early Term Redemption Date or the end of the Special Terms Period, as applicable.
With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is (A) 180 calendar days following the Early Term Redemption Date in the case of the Series 2053 RVMTP Shares; or (B) the Early Term Redemption Date in the case of the Series 2054 RVMTP Shares and the Series
2054-A
RVMTP Shares, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended June 30, 2026.

The Early Term Redemption Date applicable to each series of RVMTP Shares as of June 30, 2026 can be found in the table below:

Fund Name	Early Term Redemption Date
PIMCO California Municipal Income Fund

Series 2053	September 20, 2026

Series 2054	October 17, 2029 and every 5-year anniversary thereafter

Series 2054-A	December 12, 2027 and every 42-month anniversary thereafter
PIMCO Municipal Income Fund II

Series 2053	September 20, 2026

Series 2054	May 9, 2030 and every 5-year anniversary thereafter
PIMCO New York Municipal Income Fund II

Series 2054	May 9, 2030 and every 5-year anniversary thereafter

Series 2054-A	December 12, 2027 and every 42-month anniversary thereafter

Each Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the RVMTP Shares and any other preferred shares of the applicable Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of each purchase agreement between each Fund and each investor in the RVMTP Shares, each Fund is subject to various investment requirements while the RVMTP Shares are outstanding. These requirements may be more restrictive than those to which a Fund is otherwise subject in accordance with its investment objective(s) and policies. In addition, each Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the RVMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end
funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

Each Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the RVMTP Shares, as set forth in such Fund’s governing documents and the Act. One such requirement under the Act is that a Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each Fund, the RVMTP Shares are senior in priority to the Funds’ outstanding common shares. Holders of preferred shares of each

SEMIANNUAL REPORT	|	JUNE 30, 2026	53

Notes to Financial Statements	(Cont.)

Fund, who are entitled to one vote per share, including holders of RVMTP Shares, generally vote together as one class with the common shareholders of each Fund, but preferred shareholders vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the RVMTP Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The RVMTP Shares’ Dividend Rate (as defined below) is determined over the course of a seven-day
period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for the Series 2053 RVMTP Shares and the Series 2054 RVMTP Shares is equal to the greater of (i) the sum of the Index Rate
1
plus the Applicable Spread
2
for the Rate Period plus the “Failed Remarketing Spread”
3
, if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier
4
for such Rate Period plus (b) (1) in the case of the Series 2053 RVMTP Shares, 0.95%, or (2) in the case of the Series 2054 RVMTP Shares, 1.10%, plus (c) the Failed Remarketing Spread, if any.
5
The RVMTP Share Dividend Rate for the Series
2054-A
RVMTP Shares is equal to the sum of the Index Rate
1
plus the Applicable Spread
2
for the Rate Period plus the Failed Remarketing Spread
3
, if any. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below:

Dividend Rate		Rate Period Fraction		Liquidation Preference		Dividend
		Number of days in the Rate Period (or a part thereof)
Dividend Rate	x	Divided by	X	100,000	=	Dividends per RVMTP Share
		Total number of days in the year

1
The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day,
tax-exempt
variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

2	The Applicable Spread for a Rate Period is a percentage per year that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.
3
With respect to the Series 2054 RVMTP Shares, the Failed Remarketing Spread means (i) for so long as two or more failed remarketings have not occurred, 0%, and (ii) following the second occurrence of a failed remarketing, 0.15% multiplied by the number of failed remarketings that have occurred after the first failed remarketing. With respect to the Series
2054-A
RVMTP Shares, the Failed Remarketing Spread means (i) for so long as two or more failed remarketings have not occurred, 0%, and (ii) following the second occurrence of a failed remarketing, 0.25% multiplied by the number of failed remarketings that have occurred after the first failed remarketing. With respect to the Series 2053 RVMTP Shares (A) in connection with a failed remarketing related to an Early Term Redemption, the Failed Remarketing Spread is (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the RVMTP Shares; and (B) in connection with a failed remarketing related to a Special Terms Period (each a “Failed Special Terms Period Remarketing”), the Failed Remarketing Spread means (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing.

4	The Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to the RVMTP Shares.
5
For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the applicable Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The Dividend Rate will in no event exceed 15% per year.

54	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

13. BASIS FOR CONSOLIDATION

PIMCO Municipal Income Fund II’s, PIMCO California Municipal Income Fund’s, and PIMCO New York Municipal Income Fund II’s subsidiaries were each formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its respective subsidiary. Accordingly, the consolidated financial statements include the accounts of each Fund and its respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Fund Name	Subsidiary	Date of Formation	Subsidiary% of Consolidated Fund Net Assets †

PIMCO California Municipal Income Fund	1801 SPV I LLC	05/27/2025	1.2%

PIMCO California Municipal Income Fund	1861 SPV I LLC	05/27/2025	0.3%

PIMCO California Municipal Income Fund	1831 SPV I LLC	05/27/2025	0.2%

PIMCO Municipal Income Fund II	1800 SPV I LLC	06/29/2023	0.9%

PIMCO Municipal Income Fund II	1860 SPV I LLC	06/29/2023	5.1%

PIMCO Municipal Income Fund II	1830 SPV I LLC	06/29/2023	1.2%

PIMCO New York Municipal Income Fund II	1802 SPV I LLC	05/27/2025	0.3%

PIMCO New York Municipal Income Fund II	1862 SPV I LLC	05/27/2025	2.3%

PIMCO New York Municipal Income Fund II	1832 SPV I LLC	05/27/2025	0.2%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a
Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.
In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2026, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	JUNE 30, 2026	55

Notes to Financial Statements	(Cont.)

As of their last fiscal year ended December 31, 2025, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PIMCO California Municipal Income Fund *	$28,154	$40,427

PIMCO Municipal Income Fund II *	66,488	135,706

PIMCO New York Municipal Income Fund II *	9,753	27,238

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*
Portion of amount represents realized loss and recognized
built-in
loss under IRC sections
382-83,
which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2026, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)

PIMCO California Municipal Income Fund	$1,006,693	$28,442	$(24,045)	$4,397

PIMCO Municipal Income Fund II	1,879,641	63,867	(70,585)	(6,718)

PIMCO New York Municipal Income Fund II	330,848	6,780	(9,618)	(2,838)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. REORGANIZATION

On August 1, 2025, the Funds conducted the Reorganizations of: (i) PCK and PZC with and into PCQ; (ii) PNF and PYN with and into PNI; and (iii) PMF and PMX with and into PML.

In the Reorganizations, each of the Acquiring Funds acquired all of the assets and liabilities of the applicable Target Funds, and the common shares of each Target Fund were, in effect, exchanged for newly-issued common shares of the corresponding Acquiring Fund (the “Common Merger Shares”) with an equal aggregate NAV. Shareholders of each Target Fund received an amount of Common Merger Shares issued as of the close of business on August 1, 2025 (and cash in lieu of fractional Common Merger Shares, if any). The exchange was based on the NAV per common share of each applicable Target Fund in relation to the corresponding Acquiring Fund’s NAV per share as of the close of business on August 1, 2025. In addition, each Fund had one or more series of RVMTP Shares outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund were, in effect, exchanged for RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund.

56	PIMCO CLOSED-END FUNDS

June 30, 2026	(Unaudited)

Each Reorganization was structured to qualify as a
tax-free
reorganization under Section 368(a) of the Code. The investment portfolios of the Target Funds were the principal assets acquired by each Acquiring Fund. For financial statement purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after each Reorganization (amounts in thousands):

	Common Shares Outstanding	Net Assets Applicable to Common Shares	Net Asset Value per Common Share	Net Unrealized Appreciation (Depreciation)	RVMTP Shares Outstanding	Liquidation Preference per RVMTP Share

CA Reorganizations

Acquired Funds

PIMCO California Municipal Income Fund II	32,253	$190,347	$5.90	$(13,583)	1,467	$100,000

PIMCO California Municipal Income Fund III	22,488	$153,005	$6.80	$(16,278)	1,186	$100,000

Pre-Reorganization Acquiring Fund

PIMCO California Municipal Income Fund	18,981	$175,422	$9.24	$(17,929)	1,366	$100,000

Post-Reorganization Acquiring Fund

PIMCO California Municipal Income Fund	56,133	$518,774	$9.24	$(47,790)	4,019	$100,000

National Reorganizations

Acquired Funds

PIMCO Municipal Income Fund	26,294	$218,102	$8.29	$(18,941)	1,726	$100,000

PIMCO Municipal Income Fund III	33,436	$237,988	$7.12	$(21,583)	1,822	$100,000

Pre-Reorganization Acquiring Fund

PIMCO Municipal Income Fund II	66,494	$514,240	$7.73	$(39,371)	3,772	$100,000

Post-Reorganization Acquiring Fund

PIMCO Municipal Income Fund II	125,468	$970,330	$7.73	$(79,895)	7,320	$100,000

NY Reorganizations

Acquired Funds

PIMCO New York Municipal Income Fund	7,868	$60,140	$7.64	$(6,623)	410	$100,000

PIMCO New York Municipal Income Fund III	5,747	$33,428	$5.82	$(3,759)	260	$100,000

Pre-Reorganization Acquiring Fund

PIMCO New York Municipal Income Fund II	11,209	$82,739	$7.38	$(8,858)	649	$100,000

Post-Reorganization Acquiring Fund

PIMCO New York Municipal Income Fund II	23,885	$176,307	$7.38	$(19,240)	1,319	$100,000

Following the Reorganizations, each Target Fund’s common shareholders became shareholders of the corresponding Acquiring Fund and such holders of RVMTP Shares of each Target Fund became holders of RVMTP Merger Shares of the corresponding Acquiring Fund.

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization transaction, excluding transaction costs in connection with the purchase or sale of portfolio securities, if any. Assuming the Reorganization had been completed on January 1, 2025, the beginning of the annual reporting period, the pro forma results of operations for the period ended December 31, 2025, are as follows (amounts in thousands):

	PIMCO California Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO New York Municipal Income Fund II

Net Income	$16,805	$37,857	$5,638

Net realized and unrealized gain/loss	4,521	(25,817)	(2,861)

Total increase in net assets from investments operations	$21,326	$12,040	$2,777

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Consolidated Statements of Operations since August 1, 2025.

SEMIANNUAL REPORT	|	JUNE 30, 2026	57

Notes to Financial Statements	(Cont.)	June 30, 2026	(Unaudited)

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 01, 2026, the following distributions were declared to common shareholders payable August 03, 2026 to shareholders of record on July 13, 2026:

PIMCO California Municipal Income Fund	$0.036000 per common share

PIMCO Municipal Income Fund II	$0.039500 per common share

PIMCO New York Municipal Income Fund II	$0.029500 per common share

On August 03, 2026, the following distributions were declared to common shareholders payable September 01, 2026 to shareholders of record on August 13, 2026:

PIMCO California Municipal Income Fund	$0.036000 per common share

PIMCO Municipal Income Fund II	$0.039500 per common share

PIMCO New York Municipal Income Fund II	$0.029500 per common share

On August 24, 2026, (i) PIMCO Municipal Income Fund II called 1,250 of its outstanding Series 2054 RVMTP Shares for redemption, (ii) PIMCO California Municipal Income Fund called 790 of its outstanding Series 2054-A RVMTP Shares for redemption, (iii) PIMCO New York Municipal Income Fund II called 150 of its outstanding Series 2054 RVMTP Shares for redemption, and (iv) PIMCO New York Municipal Income Fund II called 149 of its outstanding Series 2054-A RVMTP Shares for redemption, in each case at a redemption price equal to the shares’ face value of $100,000 per share, plus accumulated but unpaid dividends thereon. Immediately following the redemptions, (i) PIMCO Municipal Income Fund II had 3,860 Series 2054 RVMTP Shares outstanding, (ii) PIMCO California Municipal Income Fund had no Series 2054-A RVMTP Shares outstanding, (iii) PIMCO New York Municipal Income Fund II had 760 Series 2054 RVMTP Shares outstanding, and (iv) PIMCO New York Municipal Income Fund II had no outstanding Series 2054-A RVMTP Shares outstanding.

There were no other subsequent events identified that require recognition or disclosure.

58	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Currency Abbreviations:

USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	FNMA	Federal National Mortgage Association

AGM	Assured Guaranty Municipal	CNTY	County Guaranteed	GNMA	Government National Mortgage Association

AMBAC	American Municipal Bond Assurance Corp.	CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development

BAM	Build America Mutual Assurance	FHLMC	Federal Home Loan Mortgage Corp.	PSF	Public School Fund

Other Abbreviations:

TBA	To-Be-Announced	TBD	To-Be-Determined	TBD%	Interest rate to be determined when loan settles or at the time of funding

SEMIANNUAL REPORT	|	JUNE 30, 2026	59

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2026 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO California Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0360	$0.0000	$0.0000	$0.0360

February 2026	$0.0358	$0.0000	$0.0002	$0.0360

March 2026	$0.0356	$0.0000	$0.0004	$0.0360

April 2026	$0.0342	$0.0000	$0.0018	$0.0360

May 2026	$0.0355	$0.0000	$0.0005	$0.0360

June 2026	$0.0342	$0.0000	$0.0018	$0.0360

PIMCO Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0360	$0.0000	$0.0035	$0.0395

February 2026	$0.0283	$0.0000	$0.0112	$0.0395

March 2026	$0.0370	$0.0000	$0.0025	$0.0395

April 2026	$0.0355	$0.0000	$0.0040	$0.0395

May 2026	$0.0367	$0.0000	$0.0028	$0.0395

June 2026	$0.0326	$0.0000	$0.0069	$0.0395

PIMCO New York Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0284	$0.0000	$0.0011	$0.0295

February 2026	$0.0244	$0.0000	$0.0051	$0.0295

March 2026	$0.0295	$0.0000	$0.0000	$0.0295

April 2026	$0.0283	$0.0000	$0.0012	$0.0295

May 2026	$0.0290	$0.0000	$0.0005	$0.0295

June 2026	$0.0285	$0.0000	$0.0010	$0.0295

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

60	PIMCO CLOSED-END FUNDS

Changes to Board of Trustees	(Unaudited)

Changes to Boards of Trustees

Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis.

Effective March 6, 2026, Ms. Deborah A. DeCotis retired from her position as Trustee of the Funds.

Effective June 23, 2026, Ms. Morris, who was previously a Class III Trustee, to be elected by the common shareholders and preferred shareholders, voting together as a single class, of each Fund became a Class I Trustee of each Fund, to be elected by the preferred shareholders of each Fund, voting as a separate class.

SEMIANNUAL REPORT	|	JUNE 30, 2026	61

Approval of Investment Management Agreements

The Investment Company Act of 1940, as amended (the “
1940 Act
”), requires that the Board of Trustees (the “
Board
” or the “
Trustees
”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “
Independent Trustees
”), of each of PIMCO Municipal Income Fund II (“
PML
”), PIMCO New York Municipal Income Fund II (“
PNI
”) and PIMCO California Municipal Income Fund (“
PCQ
”) (each, a “
Fund
” and, collectively, the “
Funds
”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“
PIMCO
”) (each, an “
Investment Management Agreement
”). At an
in-person
meeting held on June 23, 2026 (the “
Approval Meeting
”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year
period commencing on August 1, 2026. In addition, the Board considered and unanimously approved the continuation of the investment management agreements between PIMCO and any wholly-owned subsidiaries of each Fund (each such subsidiary, a “
Subsidiary
” and, together, the “
Subsidiaries
”) (such agreements, collectively, the “
Subsidiary Agreements
” and together with each Investment Management Agreement, the “
Agreements
”), for the same additional
one-year
period.

The Trustees noted that effective August 1, 2025, PIMCO Municipal Income Fund (“
PMF
”) and PIMCO Municipal Income Fund III (“
PMX
”) merged with and into PML, PIMCO New York Municipal Income Fund (“
PNF
”) and PIMCO New York Municipal Income Fund III (“
PYN
”) merged with and into PNI, and PIMCO California Municipal Income Fund II (“
PCK
”) and PIMCO California Municipal Income Fund III (“
PZC
”) merged with and into PCQ (each, a “
Merger
” and collectively, the “
Mergers
”). In each respective Merger, PCQ, PNI, and PML acquired all of the assets and assumed all of the liabilities of their respective acquired funds in exchange for newly-issued common shares and newly-issued Remarketable Variable Rate MuniFund Term Preferred Shares (“
RVMTP Shares
”). Following the completion of the Mergers, PMF, PMX, PNF, PYN, PCK and PZC took steps to deregister and terminate (the “
Acquired Fund Terminations
”). The Acquired Fund Terminations were effective upon the close of business on March 25, 2026. The Trustees noted that PIMCO assumed the expenses for the Mergers. The Trustees also considered the continued potential benefits the Mergers were expected to have on the surviving Funds, including that the larger combined Funds may have enhanced access to attractive investment opportunities, potential for greater diversification, improved investment efficiencies, lower cash drag, and greater flexibility in the use of leverage.

In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on June 5, 2026 to discuss materials provided by PIMCO in connection with the
Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “
Contract Renewal Meetings
”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“
Independent Counsel
”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of any follow-up
inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“
NAV
”), market value and distribution yield (both absolute and compared against an appropriate peer group); use of leverage (if applicable); information regarding share price premiums and/or discounts; investment, operational and other relevant risks for the Funds; and other portfolio information, including any use of derivatives. The Trustees also received periodic reports on, among other matters, pricing and valuation, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2025. As part of these summaries, the Trustees considered that PIMCO commented on the make-up
of the Fund’s distributions relative to peers, noting the Funds’ relative lower

62	PIMCO CLOSED-END FUNDS

(Unaudited)

return of capital. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“
Broadridge
”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreements, the Trustees considered that a Fund may utilize its Subsidiary to execute its investment strategies, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for a Fund under its Investment Management Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to a Fund is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreements.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a
Fund-by-Fund
basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end
funds, such as the Funds, including experience monitoring discounts and premiums. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares. The Trustees considered conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own technology infrastructure and information security, including its proprietary software and applications and use of artificial intelligence, to support the Funds through, among other things, quantitative capabilities, cybersecurity, business continuity

SEMIANNUAL REPORT	|	JUNE 30, 2026	63

Approval of Investment Management Agreements	(Cont.)

planning, and risk management. The Trustees considered PIMCO’s strategic managed service arrangement (“
Managed Services
”) with a third-party consultant for various services provided to the Funds and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services. The Trustees also considered that PIMCO would be transitioning the Managed Services to other third-party service providers and insourcing certain services back to PIMCO by the third quarter of 2026.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “
Broadridge Expense Group
”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “
Broadridge Expense Universe
”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end
funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end
funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end
funds such as the Funds. For example, the challenges associated with managing closed-end
funds may include investing in
non-traditional
and less liquid holdings, a greater use of leverage and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end
funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end
funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account the Funds’ use of leverage, including through the issuance of preferred shares. They noted that during the 2025 fiscal year, the Funds issued RVMTP Shares in connection with the Mergers. The Trustees further noted that the amount of preferred shares outstanding impacts the amount of management fees payable by each Fund under its Investment Management Agreement (because each Fund’s fees are calculated based on net assets, including assets attributable to preferred shares outstanding). The Trustees noted that any change in a Fund’s use of leverage, including preferred share issuances or redemptions, after December 31, 2025 would not have been reflected in the comparison of the Funds’ fees and expenses against the Broadridge Expense Group or the Broadridge Expense Universe. In this regard, the Trustees took into account PIMCO’s financial incentive for the Funds to use or continue to use leverage in the form of preferred shares and that PIMCO may propose that the Funds issue additional preferred shares in the future, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage attributable to preferred shares than under a non-unified
fee arrangement, all other things being equal. The Trustees noted PIMCO’s recent rebalancing of types of leverage utilized by the Funds and the impact the rebalancing had by lowering certain of the Funds’ effective management fee rates. Specifically, the Trustees considered PIMCO’s representations that it is anticipated that each of PCQ’s and PNI’s total expenses would be below their peer medians and PML would be slightly above, but meaningfully closer to the peer median as result of those changes. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be in

64	PIMCO CLOSED-END FUNDS

(Unaudited)

the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO comparing the recent, historical and projected costs of each Fund’s existing leverage arrangements against other available financing options, as well as information relating to PIMCO’s views regarding economic or other risks of maintaining those leverage arrangements and/or replacing them with alternate forms of financing. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for each Fund, the contractual and actual management fee rates for the Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“
Operating Expenses
”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of NAV (including assets attributable to preferred shares), making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “
Broadridge Performance Universe
”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile. For those Funds that the Board identified as having underperformed their Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with PIMCO each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that PIMCO had taken, or intended to take, to improve performance.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

The Trustees also considered supplemental performance information relative to peers that PIMCO provided in response to Trustee follow-up
requests. The Trustees noted PIMCO’s ongoing efforts aimed at improving the NAV performance of the Funds, including the positive impact on performance, both actual and anticipated, from the recent rebalancing of the types of leverage utilized by the Funds and the increased scale from the Mergers.

Profitability, Economies of Scale, and
Fall-out
Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre-
and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre-
and post-distribution operating margin for all of the
closed-end
funds advised by PIMCO, including the Funds (collectively, the “
Estimated Margins
”), in each case for the
one-year
period ended December 31, 2025; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year
periods ended December 31, 2025, and December 31, 2024. The Trustees also

SEMIANNUAL REPORT	|	JUNE 30, 2026	65

Approval of Investment Management Agreements	(Cont.)

took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding (i) the impact of the Managed Services and (ii) the expected impact of the upcoming Managed Services transition on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end
investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end
investment company), but may raise additional assets through follow-on
offerings and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, firm proprietary systems and applications, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered
so-called
“fall-out
benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds, the use of service providers with which PIMCO has a relationship where it receives some economic benefit, and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund
Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PML

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-,
three- and five-year periods and fourth quintile performance for the ten-year
period ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCQ

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-,
three- and five-year periods and second quintile performance for the ten-year
period ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest

66	PIMCO CLOSED-END FUNDS

(Unaudited)

and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PNI

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-,
three-, five- and
ten-year
periods ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	|	JUNE 30, 2026	67

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive,
Newport Beach, CA, 92660

Custodian
State Street Bank & Trust Co.
2323 Grand Boulevard, 5th Floor
Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate MuniFund Term Preferred Shares
The Bank of New York Mellon
240 Greenwich Street, 7E
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4012SAR_063026

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the Registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund II

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 3, 2026